Janus | Income Funds

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2000 Annual Report

     Janus Flexible Income Fund              Janus Money Market Fund
     Janus High-Yield Fund                   Janus Government Money Market Fund
     Janus Federal Tax-Exempt Fund           Janus Tax-Exempt Money Market Fund
     Janus Short-Term Bond Fund

[LOGO] JANUS

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

Janus | Income Funds

Table of Contents

To Our Shareholders .......................................................    1
Portfolio Managers' Commentaries and Schedules of Investments
     Janus Flexible Income Fund ...........................................    2
     Janus High-Yield Fund ................................................    6
     Janus Federal Tax-Exempt Fund ........................................   10
     Janus Short-Term Bond Fund ...........................................   14
     Janus Money Market Fund ..............................................   17
     Janus Government Money Market Fund ...................................   22
     Janus Tax-Exempt Money Market Fund ...................................   23
Statements of Assets and Liabilities -
     Bond Funds ...........................................................   26
Statements of Operations - Bond Funds .....................................   27
Statements of Changes in Net Assets -
     Bond Funds ...........................................................   28
Financial Highlights - Bond Funds .........................................   29
Statements of Assets and Liabilities -
     Money Market Funds ...................................................   31
Statements of Operations -
     Money Market Funds ...................................................   32
Statements of Changes in Net Assets -
     Money Market Funds ...................................................   33
Financial Highlights - Money Market Funds .................................   34
Notes to Schedules of Investments .........................................   39
Notes to Financial Statements .............................................   40
Explanation of Charts and Tables ..........................................   43
Report of Independent Accountants .........................................   46

                                                                    [LOGO] JANUS

To Our | Shareholders

[PHOTO]
Tom Bailey
chairman

This year if you weren't in Treasuries, you weren't anywhere in the bond market.

As the period began, the eight-year expansion of the U.S. economy was in full swing, and the stock market was on a seemingly unstoppable bull run. This led to an increase in short-term interest rates as natural economic forces, together with four separate rate increases by the Federal Reserve, pushed borrowing costs higher. Bond markets largely expected this, however, and although interest rate uncertainty kept investors on edge for virtually the entire year, bond prices actually rallied on several occasions after the Federal Reserve announced plans to tighten.

But investors were much less prepared for the surprisingly vigorous efforts of the federal government to retire the national debt. In late January, the U.S. Treasury announced plans to repurchase as much as $30 billion in outstanding Treasury securities on its way to a $200 billion reduction in the national debt during calendar year 2000 - a figure that represents as much as 4% of all marketable Treasury debt outstanding. This created extraordinary demand for Treasuries and made other segments of the bond market much less attractive by comparison.

The result of these two competing policies was an intragovernmental tug-of-war unlike anything the bond market has ever seen. As the Federal Reserve struggled to pull short-term rates higher, the Treasury Department actually pushed long-term rates lower by buying back more 30-year Treasuries than it was issuing. This roiled bond markets and caused short-term interest rates to surpass long term rates - an unusual situation that has yet to fully correct itself.

Meanwhile, an entirely different set of factors was driving the corporate markets. Rising default rates, a volatile stock market and difficulties in high-profile market segments such as telecommunications worked against the high-yield market, while investment-grade bonds treaded water in the midst of an uncertain interest rate environment. At the same time, the extraordinary performance of the stock market in 1999 also pressured high-yield securities by acting like a magnet for yield-chasing investors, who redeemed more than $37 billion worth of taxable bond fund shares, on a net basis, during the year. This shift in investors' appetite for risk forced bond fund managers to sell large positions to cover redemptions and further depressed demand for corporate bonds even while a potential increase in supply loomed.

However difficult the past 12 months have been, recent news suggests that a return to more normal conditions in the bond market may be under way as the Federal Reserve's efforts to engineer a soft landing for the U.S. economy appear to be taking hold. Regardless, it's important to remember that outstanding individual opportunities exist no matter where the markets are headed - that's the foundation upon which Janus is built, and it's as true on the fixed-income side of the company as it is on the equity side. This approach has supported strong long-term performance throughout our history. Rest assured we'll maintain that focus as we look ahead to next year.

Thank you for your continued confidence and investment with Janus.

/s/ Tom Bailey

Tom Bailey

Past performance does not guarantee future results.

                                        Janus Income Funds / October 31, 2000  1

Janus | Flexible Income Fund

[PHOTO]
Ronald Speaker
portfolio manager

Janus Flexible Income Fund returned 3.31% during the 12 months ended October 31, 2000, compared to the 7.13% earned by its benchmark, the Lehman Brothers Government/Corporate Bond Index.(1)

Fiscal 2000 was a year of transition for both the bond market and the Fund. An ambitious campaign by the federal government to reduce the national debt allowed Treasury securities to emerge as perhaps the year's single best-performing asset class across virtually the entire market - including stocks. Meanwhile, fears of inflation, stock market volatility and rising default rates pressured the corporate bond market, where the premium paid by lower-rated borrowers grew to its widest level in years. The result was a wholesale reassessment of risk on behalf of investors that created an extraordinarily difficult market for all but the highest-quality bonds.

The Fund mirrored the market's shift from higher-risk securities to low-risk bonds. We entered the year with roughly one-third of the Fund's assets invested in high-yield securities, a strategy that has served us well in the past. But as conditions in the high-yield market grew steadily worse, we proactively reduced our exposure and ultimately ended the period with less than 16% of assets in these bonds. We achieved this by taking profits from some of our most successful high-yield investments and selling others that had, quite frankly, disappointed us. For the most part, the proceeds of these sales were put back to work in higher-quality segments of the market such as government bonds and agency credits, where our exposure has grown from roughly 10% of the Fund's assets at the beginning of the year to more than 25% today.

Still, our results were held back by the weak performances of several high-yield bonds, including life insurer Conseco. The company's bonds gained substantially in December following a credit upgrade but then fell sharply when ratings agencies lowered the bonds back below investment-grade on concerns related to Conseco's abortive plans to enter the consumer finance business. We sold the position at a loss in response to the company's changing fundamentals.

Rural cable operator Galaxy Communications was another disappointment. Although the company possesses an attractive portfolio of high-quality assets and has consistently reported strong cash flows, several strategic missteps, including an inability to close a deal with a potential acquirer, caused the bonds to fall dramatically. When Galaxy and its suitor failed to come to terms, we cut our losses and liquidated the position.

Successes included our Treasury positions, which benefited from strong demand related to the federal Government's debt reduction program. Our relative overweighting in short-term corporate debt also worked to our advantage as bonds with maturities ranging from one to three years were somewhat less affected by the change in investors' appetite for risk that pressured other segments of the market.

Individual standouts in the investment-grade arena included media and spirits company J. Seagram. The bonds have been consistent performers for the

Portfolio Asset Mix                  October 31, 2000           October 31, 1999
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Investment-Grade
   Corporate Bonds/Warrants                     41.0%                      48.3%
High-Yield/High-Risk
   Corporate Bonds                              15.2%                      26.7%
U.S. Government Obligations                     25.2%                       9.5%
Foreign Dollar/
   Non-Dollar Bonds                              3.7%                       4.5%
Preferred Stock                                  1.6%                       1.6%
Cash & Cash Equivalents                         13.3%                       9.4%
--------------------------------------------------------------------------------

Fund Profile                         October 31, 2000           October 31, 1999
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Weighted Average Maturity                    5.8 Yrs.                   7.9 Yrs.
Average Modified Duration*                   4.3 Yrs.                   5.3 Yrs.
30-Day Average Yield**                          7.09%                      7.48%
Average Rating                                     A-                       BBB+
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 *A theoretical measure of price volatility.
**Yield will fluctuate.

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

2  Janus Income Funds / October 31, 2000

Fund since our purchase in late 1998, but gained substantially after French media and utility conglomerate Vivendi announced plans to acquire the company in June. The terms of the deal required Seagram to call our bonds at a sizable premium, providing the Fund with an immediate windfall.

While several of our high-yield positions gave ground, not all were disappointments. Venetian Hotel and Casino - a position we held for much of the year - was able to overcome the extremely difficult environment to post gains. Sentiment had worked against the bonds for months as investors questioned the ability of the 1.5-million-square-foot casino and convention center to attract the traffic necessary to become profitable. After a number of visits to the site, we saw firsthand that visitor numbers were even better than expected, and we took advantage of the market's misunderstanding by building a position at opportunistic prices. We were later rewarded when other investors caught wind of the same trends and bid the bonds higher.

In closing, 2000 has proven to be an extremely difficult year for fixed-income investors. However, we view the Fund's ability to post even moderate gains in such a challenging environment as evidence of the validity of the research-intense, company-by-company approach that has allowed us to post strong results over the long term. We have maintained that approach and now enter 2001 with a more focused, higher-quality portfolio than before.

Thank you for your continued confidence and investment in Janus Flexible Income Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Flexible Income Fund and the Lehman Brothers Government/Corporate Bond Index. Janus Flexible Income Fund is represented by a shaded area of blue. The Lehman Brothers Government/Corporate Bond Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, July 7, 1987, through October 31, 2000. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Flexible Income Fund ($28,788) as compared to the Lehman Brothers Government/Corporate Bond Index ($28,471).

Average Annual Total Return
for the periods ended October 31, 2000
One Year, 3.31%
Five Year, 6.67%
Ten Year, 10.25%
Since 7/7/87*, 8.25%

Janus Flexible Income Fund - $28,788

Lehman Brothers
Government/Corporate
Bond Index - $28,471

*The Fund's inception date.
Source - Lipper, Inc. 2000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends and distributions. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

Investing in high-yield/high-risk securities may entail greater risk.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Corporate Bonds - 59.6%
Automotive - Cars and Light Trucks - 1.0%
$    11,000,000   DaimlerChrysler N.A. Holdings Corp., 6.90%
                     company guaranteed notes, due 9/1/04 ...    $    10,903,750

Beverages - Wine and Spirits - 0.4%
      5,000,000   Joseph E. Seagram & Sons, Inc., 6.80%
                     company guaranteed notes, due 12/15/08 .          5,106,250

Cable Television - 0.7%
      3,000,000   Comcast UK Cable Partners, Ltd.
                     zero coupon, debentures, due 11/15/07(OMEGA)      2,730,000
      5,000,000   Diamond Cable Communications PLC
                     zero coupon, senior discount notes
                     due 12/15/05(OMEGA) ....................          4,650,000

                                                                       7,380,000

Casino Services - 0.8%
      8,000,000   Isle of Capri Black Hawk L.L.C., 13.00%
                     first mortgage bonds, due 8/31/04(OMEGA)          8,720,000

Commercial Banks - 1.0%
$     7,000,000   City National Bank, 6.375%
                     subordinated notes, due 1/15/08 ........    $     6,273,750
      5,000,000   Hudson United Bancorp, Inc., 8.20%
                     subordinated debentures, due 9/15/06 ...          4,781,250

                                                                      11,055,000

Computer Services - 0.9%
     10,000,000   Electronic Data Systems Corp., 7.125%
                     notes, due 10/15/09 ....................          9,925,000

Consumer Products - 1.4%
     15,000,000   Unilever Capital Corp., 7.125%
                     company guaranteed notes, due 11/1/10 ..         14,831,250

Containers - Paper and Plastic - 0.3%
      3,000,000   Stone Container Corp., 10.75%
                     first mortgage notes, due 10/1/02 ......          3,045,000

Cosmetics and Toiletries - 0.9%
     10,250,000   Procter & Gamble Co., 6.875%
                     unsubordinated notes, due 9/15/09 ......         10,173,125

See Notes to Schedules of Investments.

                                        Janus Income Funds / October 31, 2000  3

Janus | Flexible Income Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Diversified Financial Services - 5.4%
                  Citigroup, Inc.:
$    10,500,000     7.45%, notes, due 6/6/02 ................    $    10,618,125
     15,000,000     7.25%, subordinated notes, due 10/1/10 ..         14,887,500
                  General Electric Capital Corp.:
     15,000,000     7.00%, notes, due 3/1/02 ................         15,075,000
      8,000,000     6.80%, notes, due 11/1/05 ...............          8,001,600
     10,000,000   IBM Credit Corp., 7.00%
                     notes, due 1/28/02 .....................         10,037,500

                                                                      58,619,725

Diversified Operations - 0.9%
     10,000,000   Cox Enterprises, Inc., 6.625%
                     notes, due 6/14/02+ ....................          9,887,500

Electric - Generation - 0.3%
      2,873,434   Caithness Coso Funding Corp., 6.80%
                     secured notes, due 12/15/01 ............          2,844,700

Electric - Integrated - 0.8%
      8,000,000   Dominion Resources, Inc., 8.125%
                     senior notes, due 6/15/10 ..............          8,250,000

Finance - Auto Loans - 2.3%
     25,000,000   Ford Motor Credit Co., 7.50%
                     notes, due 6/15/03 .....................         25,125,000

Food - Retail - 7.6%
     25,000,000   Fred Meyer, Inc., 7.15%
                     company guaranteed notes, due 3/1/03 ...         24,843,750
     12,000,000   Kroger Co., 8.05%
                     company guaranteed notes, due 2/1/10 ...         12,165,000
      5,500,000   Marsh Supermarkets, Inc., 8.875%
                     company guaranteed notes, due 8/1/07 ...          5,087,500
                  Safeway, Inc.:
     15,000,000      5.875%, notes, due 11/15/01 ............         14,756,250
     20,000,000      7.00%, notes, due 9/15/02 ..............         19,925,000
      7,750,000   Stater Brothers Holdings, Inc., 10.75%
                     senior notes, due 8/15/06 ..............          6,200,000

                                                                      82,977,500

Hotels and Motels - 0.6%
      7,000,000   Hard Rock Hotel, Inc., 9.25%
                     senior subordinated notes, due 4/1/05 ..          6,300,000

Life and Health Insurance - 1.0%
     11,000,000   Delphi Financial Group, Inc., 8.00%
                     senior notes, due 10/1/03 ..............         10,807,500

Medical - Hospitals - 3.6%
      5,000,000   Columbia/HCA Healthcare Corp., 8.36%
                     debentures, due 4/15/24 ................          4,637,500
     35,000,000   Tenet Healthcare Corp., 7.875%
                     senior notes, due 1/15/03 ..............         34,475,000

                                                                      39,112,500

Multimedia - 4.8%
                  Time Warner, Inc.:
     15,250,000      8.18%, notes, due 8/15/07 ..............         15,879,063
     15,000,000      6.95%, company guaranteed notes
                     due 1/15/28 ............................         13,406,250
     22,000,000   Viacom, Inc., 7.70%
                     company guaranteed notes, due 7/30/10 ..         22,412,500

                                                                      51,697,813

Networking Products - 0.5%
$     7,000,000   Candescent Technologies Corp., 8.00%
                     convertible senior subordinated
                     debentures, due 5/1/03+,(OMEGA) ........    $     4,760,000

Oil Companies - Integrated - 0.9%
     10,000,000   Chevron Corp., 6.625%
                     notes, due 10/1/04 .....................          9,937,500

Optical Supplies - 0.7%
      8,000,000   Bausch & Lomb, Inc., 6.75%
                     notes, due 12/15/04 ....................          7,080,000

Physical Therapy and Rehabilitation Centers - 0.1%
      1,000,000   Healthsouth Corp., 10.75%
                     senior subordinated notes, due 10/1/08+           1,007,500

Pipelines - 1.0%
     10,250,000   Enron Corp., 7.875%
                     notes, due 6/15/03 .....................         10,442,187

Property and Casualty Insurance - 0.5%
      6,000,000   First American Capital Trust, 8.50%
                     company guaranteed notes, due 4/15/12 ..          5,482,500

Recreational Centers - 0.7%
      8,000,000   Bally Total Fitness Holding Corp., 9.875%
                     senior subordinated notes, due 10/15/07           7,440,000

Retail - Discount - 2.8%
     30,000,000   Wal-Mart Stores, Inc., 6.875%
                     senior notes, due 8/10/09 ..............         29,812,500

Retail - Leisure Products - 0.9%
      9,000,000   Selmer Company, Inc., 11.00%
                     senior subordinated notes, due 5/15/05 .          9,225,000

Savings/Loan/Thrifts - 4.1%
                  Dime Bancorp, Inc.:
     12,000,000      6.375%, senior notes, due 1/30/01 ......         11,955,000
     10,000,000      7.00%, senior notes, due 7/25/01 .......          9,962,500
     20,000,000   Golden State Holdings, Inc., 7.00%
                     senior notes, due 8/1/03 ...............         19,150,000
      4,000,000   People's Bank, 7.20%
                     subordinated notes, due 12/1/06 ........          3,915,000

                                                                      44,982,500

Telecommunication Services - 4.5%
     18,250,000   Cox Communcations, Inc., 7.00%
                     notes, due 8/15/01 .....................         18,158,750
      9,250,000   Global Crossing Holdings, Ltd., 9.50%
                     senior notes, due 11/15/09 .............          8,833,750
      7,928,000   NTL, Inc., 12.75%
                     senior notes, due 4/15/05 ..............          7,729,800
     10,500,000   Pegasus Media & Communications, Inc.
                     12.50%, senior subordinated notes
                     due 7/1/05 .............................         11,025,000
      3,000,000   Worldwide Fiber, Inc., 12.00%
                     senior notes, due 8/1/09 ...............          2,370,000

                                                                      48,117,300

See Notes to Schedules of Investments.

4  Janus Income Funds / October 31, 2000

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Telephone - Integrated - 4.9%
$    15,000,000   Deutsche Telekom International Finance B.V.
                     8.00%, notes, due 6/15/10(OMEGA) .......    $    15,318,750
     10,000,000   Qwest Capital Funding, Inc., 7.90%
                     notes, due 8/15/10+ ....................         10,150,000
     15,000,000   Qwest Corp., 7.625%
                     notes, due 6/9/03+ .....................         15,168,750
      4,000,000   Versatel Telecom B.V., 13.25%
                     senior notes, due 5/15/08 ..............          3,040,000
     10,000,000   WorldCom, Inc., 6.125%
                     senior notes, due 8/15/01 ..............          9,937,500

                                                                      53,615,000

Television - 0.9%
      7,000,000   Fox/Liberty Networks L.L.C., 8.875%
                     senior notes, due 8/15/07 ..............          7,035,000
      2,085,000   Pegasus Communications Corp., 12.50%
                     senior notes, due 8/1/07 ...............          2,230,950

                                                                       9,265,950

Textile - Products - 0.7%
      7,500,000   Collins & Aikman Floorcovering, Inc.
                     10.00%, senior subordinated notes
                     due 1/15/07 ............................          7,284,375
Web Hosting/Design - 1.2%
      8,000,000   Equinix, Inc., 13.00%
                     senior notes, due 12/1/07 ..............          6,360,000
      7,250,000   Exodus Communications, Inc., 11.625%
                     senior notes, due 7/15/10 ..............          6,706,250

                                                                      13,066,250

Wire and Cable Products - 0.5%
      5,000,000   Anixter International, Inc., 8.00%
                     company guaranteed notes, due 9/15/03 ..          4,950,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $653,401,198) ...................        643,230,175
--------------------------------------------------------------------------------
Foreign  Bond - 0.1%
Finance - Other Services - 0.1%
GBP 2,370,000     Ono Finance PLC, 14.00%
                     senior notes, due 7/15/10+
                     (cost $2,217,609) ......................          1,546,867
--------------------------------------------------------------------------------
Preferred Stock - 1.6%
Networking Products - 0.8%
         12,131   XO Communications, Inc. - Series B, 13.50%           9,098,250
Savings/Loan/Thrifts - 0.8%
        350,000   Chevy Chase Savings Bank, 13.00% ..........          8,575,000
--------------------------------------------------------------------------------
Total Preferred Stock (cost $21,555,637) ....................         17,673,250
--------------------------------------------------------------------------------
Warrants - 0.2%
Finance - Other Services - 0%
          5,000   Ono Finance PLC - expires 5/31/09*,+ ......            375,000
Retail - Diversified - 0%
          3,100   SpinCycle, Inc. - expires 5/1/05* .........                  0
Telephone - Integrated - 0.1%
          2,700   Versatel Telecom B.V. - expires 5/15/08* ..            729,000
Web Hosting/Design - 0.1%
          4,190   Equinix, Inc. - expires 12/1/07* ..........            628,500
--------------------------------------------------------------------------------
Total Warrants (cost $0) ....................................          1,732,500
--------------------------------------------------------------------------------
U.S. Government Obligations - 25.2%
U.S. Government Agencies - 5.2%
                  Fannie Mae:
$    15,000,000      6.625%, due 4/15/02 ....................    $    15,018,750
     40,000,000      7.125%, due 6/15/10 ....................         41,250,000

                                                                      56,268,750

                  U.S. Treasury Notes - 20.0%
      8,150,000      6.75%, due 5/15/05 .....................          8,449,187
    100,000,000      6.50%, due 2/15/10 .....................        104,679,000
    103,250,000      5.75%, due 8/15/10 .....................        103,152,945

                                                                     216,281,132
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $271,883,827) .......        272,549,882
--------------------------------------------------------------------------------
Repurchase Agreement - 11.7%
    126,800,000   BankAmerica Securities L.L.C., 6.63%
                     dated 10/31/00, maturing 11/1/00,
                     to be repurchased at $126,823,352
                     collateralized by $163,443,087 in
                     U.S. Government Agency Strips, 0%
                     3/25/18-11/1/30; $15,345,336 in
                     U.S. Treasuries, 0%-8.125%
                     8/15/19-11/30/00; with respective
                     values of $113,784,002 and 15,552,078
                     (cost $126,800,000) ....................        126,800,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,075,858,271) - 98.4% .......      1,063,532,674
--------------------------------------------------------------------------------
Cash, Receivables  and Other Assets, net of Liabilities - 1.6%        16,889,957
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 1,080,422,631
--------------------------------------------------------------------------------


Summary of Investments by Country, October 31, 2000

Country             % of Investment Securities                      Market Value
--------------------------------------------------------------------------------
Bermuda                                   1.1%                   $    11,563,750
Canada                                    0.2%                         2,370,000
Netherlands                               1.8%                        19,087,750
United Kingdom                            0.6%                         6,571,867
United States++                          96.3%                     1,023,939,307
--------------------------------------------------------------------------------
Total                                   100.0%                   $ 1,063,532,674

++Includes Short-Term Securities (84.4% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                        Janus Income Funds / October 31, 2000  5

Janus | High-Yield Fund

[PHOTO]
Sandy Rufenacht
portfolio manager

For the 12-month period ended October 31, 2000, Janus High-Yield Fund posted a 6.72% return, beating the loss of 1.61% recorded by its benchmark, the Lehman Brothers High-Yield Bond Index.(1) These results earned the Fund a top-decile ranking for the 12-month period ended October 31, 2000, placing it 8 out of 358 high current yield funds tracked by Lipper, Inc., a leading mutual fund-rating company.(2)

Higher oil prices along with a complex interest rate environment and intense swings in the equity markets resulted in a volatile period for high-yield bonds. Fortunately, early in the year, we recognized that high-yield bonds were facing some challenges. Because these bonds often behave similarly to equities, we reasoned that if stock market volatility persisted, then the high-yield market would suffer. On the other hand, if financial markets stabilized, the supply of new bonds would increase and prices would fall. Either way, the outlook appeared grim, so we adopted a conservative approach.

Our first step was to upgrade the credit quality of the Fund by selectively buying short-term investment-grade bonds offering current yields that ranged from 7.5% to 8%. We limited our purchases to companies such as General Electric, Safeway and IBM - all very solid businesses with minimal credit risk. Moreover, given the recent performance of the high-yield market, those 7.5% yields looked quite attractive. Further underscoring our preference for investment-grade bonds were our memories of 1998, when high-yield bonds were coming to market at 8%. Today, we can earn 8% with minimal risk by buying General Electric bonds. This conservative strategy paid off for us when our investment-grade bonds held firm amidst the decline of the high-yield market.

Despite the disappointing performance of the high-yield market, a number of our holdings enjoyed solid gains. Standouts included the Venetian Casino and the Hard Rock Hotel. The Venetian Casino continued to benefit from heavy Las Vegas visitor traffic volumes. But, while trends in Vegas are good, those at the Venetian are even better as its focus on attracting conventioneers is working exceptionally well. After enjoying a nice run in the bonds, we elected to take profits in the issue. Meanwhile, after performing poorly for most of 1999, the Hard Rock Hotel has bounced back. Peter Morton, the owner and founder, has once again stepped up to the plate with more cash, investing another $20 million of equity. Mr. Morton's continued financial support of the company reflects management's high degree of confidence.

Industry consolidation also supported several of our holdings. Telecommunication services firm Split Rock Communications was purchased by McLeodUSA, a larger, more creditworthy telecommunication services provider based in the Midwest. We took profits in our Split Rock bonds shortly after the deal was completed, when McLeod retired the debt at a premium. Elsewhere, Internet infrastructure company Verio was purchased by Nippon Telephone

Portfolio Asset Mix                  October 31, 2000           October 31, 1999
--------------------------------------------------------------------------------
Investment-Grade
   Corporate Bonds/Warrants                     21.3%                       0.3%
High-Yield/High-Risk
   Corporate Bonds                              50.5%                      87.5%
Preferred Stock                                   --                        0.5%
Cash & Cash Equivalents                         28.2%                      11.7%
--------------------------------------------------------------------------------

Fund Profile                         October 31, 2000           October 31, 1999
--------------------------------------------------------------------------------
Weighted Average Maturity                    3.6 Yrs.                   6.0 Yrs.
Average Modified Duration*                   2.6 Yrs.                   4.2 Yrs.
30-Day Average Yield**                          8.56%                      9.76%
30-Day Average Yield
   Without Reimbursement**                      8.54%                      9.74%
Average Rating                                     BB                         B-
--------------------------------------------------------------------------------

 *A theoretical measure of price volatility.
**Yields will fluctuate.

(1)  Both returns include reinvested dividends and distributions.

(2) A high current yield fund is defined by Lipper, Inc. as "a fund that aims at high (relative) current yield from fixed income securities, has no quality or maturity restrictions, and tends to invest in lower grade debt issues." As of October 31, 2000, Janus High-Yield Fund ranked 8/358 for the 1-year period. The ranking is based upon total return, including reinvestment of dividends, distributions and capital gains for the stated period.

Past performance does not guarantee future results.

6 Janus Income Funds / October 31, 2000 and Telegraph (NTT). Because NTT could borrow money at a much lower rate than the 13% yields on Verio's bonds, NTT elected to buy the outstanding Verio bonds, and we again pocketed a nice profit.

Meanwhile, a few of our holdings could not resist the negative sentiment that has recently gripped the high-yield market. For example, Galaxy Telecom, a cable company with assets in the rural Midwest, declined sharply. We have owned this bond for more than four years, and with its 12.375% coupon, we have earned about one percent per month. However, the company ran into trouble after one of its creditors demanded its money back. Lacking the required capital to meet the demand, Galaxy needed to sell itself to repay the debt. Since then, three deals have broken down due to the lackluster stock environment surrounding the cable industry. Although we were optimistic Galaxy would be purchased, the company couldn't find a buyer in time to satisfy the creditor. Rather than risking a default on the bonds, we elected to liquidate our holdings at a loss.

Going forward, considering that economic data has been mixed and oil prices remain high, we are guardedly optimistic about the environment for high-yield bonds. Nonetheless, as the past six months have demonstrated, there are always opportunities for profit. Our primary focus is on finding them. With that in mind, we continue to rely on our own proprietary research to understand our investments more thoroughly than anyone. In turn, we hope to increase the Fund's yield while continuing to limit credit risk.

Thank you for your investment in Janus High-Yield Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus High-Yield Fund and the Lehman Brothers High-Yield Bond Index. Janus High-Yield Fund is represented by a shaded area of blue. The Lehman Brothers High-Yield Bond Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 1995, through October 31, 2000. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus High-Yield Fund ($15,644) as compared to the Lehman Brothers High-Yield Bond Index ($12,595).

Average Annual Total Return
for the periods ended October 31, 2000
One Year, 6.72%
Since 12/29/95*, 9.69%

Janus High-Yield Fund - $15,644

Lehman Brothers
High-Yield Bond Index - $12,595

*The Fund's inception date.
Source - Lipper, Inc. 2000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends and distributions. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

Investing in high-yield/high-risk securities may entail greater risk.

Adviser has voluntarily waived a portion of the fund's expenses, but reserves the right to change the level of waiver. Without such waivers, yields and total returns would have been lower.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Corporate Bonds - 71.8%
Agricultural Operations - 0.9%
$     3,000,000   Hines Horticulture, Inc., 11.75%
                     senior subordinated notes, due 10/15/05     $     2,640,000

Beverages - Wine and Spirits - 1.7%
      5,000,000   Joseph E. Seagram & Sons, Inc., 5.79%
                     company guaranteed notes, due 4/15/01 ..          4,975,000

Broadcast Services and Programming - 3.0%
      5,000,000   Clear Channel Communications, Inc., 7.25%
                     notes, due 9/15/03 .....................          4,956,250
      4,000,000   Echostar DBS Corp., 9.375%
                     senior notes, due 2/1/09 ...............          3,930,000

                                                                       8,886,250

Building and Construction Products - 1.3%
      4,000,000   Collins & Aikman Floorcovering, Inc.
                     10.00%, senior subordinated notes
                     due 1/15/07 ............................          3,885,000

Building Products - Cement and Aggregate - 0.6%
$     2,000,000   Oglebay Norton Co., 10.00%
                     senior subordinated notes, due 2/1/09 ..    $     1,780,000

Cable Television - 5.8%
      3,000,000   Adelphia Communications Corp., 9.25%
                     senior notes, due 10/1/02 ..............          2,940,000
      3,000,000   Charter Communications Holdings/Charter
                     Capital, Inc., 10.00%
                     senior notes, due 4/1/09 ...............          2,940,000
      7,000,000   Telewest Communications PLC, 9.875%
                     senior notes, due 2/1/10+ ..............          5,565,000
      8,000,000   United Pan-Europe Communications N.V.
                     11.25%, senior notes, due 2/1/10 .......          6,080,000

                                                                      17,525,000

Casino Hotels - 2.0%
      6,000,000   Station Casinos, Inc., 10.125%
                     senior subordinated notes, due 3/15/06 .          6,030,000

See Notes to Schedules of Investments.

                                        Janus Income Funds / October 31, 2000  7

Janus | High-Yield Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Casino Services - 2.2%
$     6,000,000   Isle of Capri Black Hawk L.L.C., 13.00%
                     first mortgage bonds, due 8/31/04 ......    $     6,540,000

Cellular Telecommunications - 5.6%
      5,000,000   Nextel Partners, Inc., 11.00%
                     senior notes, due 3/15/10 ..............          4,975,000
      5,000,000   Price Communications Wireless, Inc., 11.75%
                     senior subordinated notes, due 7/15/07 .          5,325,000
      6,000,000   VoiceStream Wireless Corp., 10.375%
                     senior notes, due 11/15/09 .............          6,420,000

                                                                      16,720,000

Computer Services - 0.3%
      1,500,000   Globix Corp., 12.50%
                     senior notes, due 2/1/10 ...............            825,000

Computers - 3.3%
      5,000,000   IBM Corp., 7.25%
                     notes, due 11/1/02 .....................          5,043,750
      5,000,000   Sun Microsystems, Inc., 7.00%
                     senior notes, due 8/15/02 ..............          4,993,750

                                                                      10,037,500

Containers - Paper and Plastic - 2.7%
      4,000,000   SF Holdings Group, Inc., zero coupon
                     senior discount notes, due 3/15/08(OMEGA)         2,060,000
                  Stone Container Corp.:
      3,000,000      10.75%, first mortgage notes, due 10/1/02         3,045,000
      3,000,000      11.50%, senior notes, due 10/1/04 ......          3,060,000

                                                                       8,165,000

Diversified Financial Services - 3.7%
                  General Electric Capital Corp.:
      5,000,000      7.00%, notes, due 3/1/02 ...............          5,025,000
      6,000,000      6.80%, notes, due 11/1/05 ..............          6,001,200

                                                                      11,026,200

Diversified Operations - 1.1%
      4,000,000   Pac-West Telecomm, Inc., 13.50%
                     senior notes, due 2/1/09 ...............          3,380,000

E-Commerce/Products - 0.5%
      2,750,000   Amazon.com, Inc., zero coupon
                     senior discount notes, due 5/1/08(OMEGA)          1,381,875

Finance - Auto Loans - 1.6%
      5,000,000   Ford Motor Credit Co., 6.55%
                     notes, due 9/10/02 .....................          4,975,000

Finance - Credit Card - 1.7%
      5,000,000   American Express Co., 6.875%
                     notes, due 11/1/05 .....................          4,962,500

Finance - Other Services - 0.5%
      2,000,000   Trump Castle Funding, Inc., 11.75%
                     mortgage notes, due 11/15/03 ...........          1,645,000

Food - Retail - 3.3%
      5,000,000   Fred Meyer, Inc., 7.375%
                     company guaranteed notes, due 3/1/05 ...          4,943,550
      5,000,000   Safeway, Inc., 5.875%
                     notes, due 11/15/01 ....................          4,918,750

                                                                       9,862,300

Hotels and Motels - 1.8%
$     6,000,000   Hard Rock Hotel, Inc., 9.25%
                     senior subordinated notes, due 4/1/05 ..    $     5,400,000

Manufacturing - 0.3%
      1,000,000   Packaged Ice, Inc., 9.75%
                     company guaranteed notes, due 2/1/05 ...            830,000

Medical - Hospitals - 1.0%
      3,000,000   Tenet Healthcare Corp., 8.625%
                     senior notes, due 12/1/03 ..............          3,022,500

Networking Products - 1.3%
      4,000,000   Concentric Network Corp., 12.75%
                     senior notes, due 12/15/07 .............          3,780,000

Oil Companies - Exploration and Production - 1.0%
      3,000,000   Forest Oil Corp., 10.50%
                     company guaranteed notes, due 1/15/06 ..          3,045,000

Radio - 1.4%
      4,000,000   Radio One, Inc., 12.00%
                     company guaranteed notes, due 5/15/04(OMEGA)      4,140,000

Retail - Discount - 1.7%
      5,000,000   Wal-Mart Stores, Inc., 6.875%
                     notes, due 8/1/02 ......................          5,018,750

Satellite Telecommunications - 0.7%
      2,000,000   Echostar Broadband Corp., 10.375%
                     senior notes, due 10/1/07+ .............          2,005,000

Telecommunication Equipment - Fiber Optic - 1.3%
      2,000,000   NorthEast Optic Network, Inc., 12.75%
                     senior notes, due 8/15/08 ..............          1,460,000
      3,000,000   Williams Communications Group, Inc.
                     10.875%, senior notes, due 10/1/09 .....          2,527,500

                                                                       3,987,500

Telecommunication Services - 8.4%
      3,000,000   Alaska Communications Systems, Inc.
                     9.375%, company guaranteed notes
                     due 5/15/09 ............................          2,580,000
      5,000,000   Global Crossing Holdings, Ltd., 9.625%
                     company guaranteed notes, due 5/15/08 ..          4,775,000
      3,000,000   ITC DeltaCom, Inc., 11.00%
                     senior notes, due 6/1/07 ...............          2,610,000
      3,000,000   Level 3 Communications, Inc., 11.25%
                     senior notes, due 3/15/10 ..............          2,700,000
      9,000,000   NTL, Inc., zero coupon
                     senior notes, due 2/1/06(OMEGA) ........          7,920,000
      2,000,000   Time Warner Telecommunications L.L.C.
                     9.75%, senior notes, due 7/15/08 .......          1,770,000
      2,000,000   Winstar Communications, Inc., 12.75%
                     senior notes, due 4/15/10 ..............          1,410,000
      2,000,000   Worldwide Fiber, Inc., 12.00%
                     senior notes, due 8/1/09 ...............          1,580,000

                                                                      25,345,000

Telephone - Integrated - 6.8%
                  Qwest Capital Funding, Inc.:
      5,000,000      6.125%, company guaranteed notes
                     due 7/15/02 ............................          4,925,000
      5,000,000      7.75%, notes, due 8/15/06+ .............          5,068,750
      2,250,000   Qwest Communications International, Inc.
                     10.875%, senior notes, due 4/1/07 ......          2,444,063
      5,000,000   Sprint Capital Corp., 7.625%
                     company guaranteed notes, due 6/10/02 ..          5,037,500
      4,000,000   Versatel Telecom B.V., 13.25%
                     senior notes, due 5/15/08 ..............          3,040,000

                                                                      20,515,313

See Notes to Schedules of Investments.

8  Janus Income Funds / October 31, 2000

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Transportation - Services - 0.8%
$     3,000,000   Atlantic Express Transportation Corp.
                     10.75%, company guaranteed notes
                     due 2/1/04 .............................    $     2,490,000

Web Hosting/Design - 2.5%
      6,000,000   Exodus Communications, Inc., 11.25%
                     senior notes, due 7/1/08 ...............          5,580,000
      4,000,000   PSINet, Inc., 10.50%
                     senior notes, due 12/1/06 ..............          1,910,000

                                                                       7,490,000

Wire and Cable Products - 1.0%
      3,000,000   International Wire Group, Inc., 11.75%
                     senior subordinated notes, due 6/1/05 ..          2,970,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $225,564,181) ...................        215,280,688
--------------------------------------------------------------------------------
Repurchase Agreement - 26.2%
     78,600,000   BankAmerica Securities L.L.C., 6.63%
                     dated 10/31/00, maturing 11/1/00, to be
                     repurchased at $78,614,476 collateralized
                     by $101,314,090 in U.S. Government
                     Agency Strips, 0%, 3/25/18-11/1/30;
                     $9,512,172 in U.S. Treasuries, 0%-
                     8.125%, 8/15/19-11/30/00; with
                     respective values of $70,531,724 and
                     $9,640,326 (cost $78,600,000) ..........         78,600,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 5.1%
                  Pennzoil Corp.
     15,500,000      6.94%, 11/13/00
                     (amortized cost $15,464,143) ...........         15,464,143
--------------------------------------------------------------------------------
Total Investments (total cost $319,628,324) - 103.1% ........        309,344,831
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (3.1%)      (9,420,870)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   299,923,961
--------------------------------------------------------------------------------


Summary of Investments by Country, October 31, 2000

Country             % of Investment Securities                      Market Value
--------------------------------------------------------------------------------
Bermuda                                   1.5%                   $     4,775,000
Canada                                    0.5%                         1,580,000
Netherlands                               3.0%                         9,120,000
United Kingdom                            1.8%                         5,565,000
United States++                          93.2%                       288,304,831
--------------------------------------------------------------------------------
Total                                   100.0%                   $   309,344,831

++Includes Short-Term Securities (62.8% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                        Janus Income Funds / October 31, 2000  9

Janus | Federal Tax-Exempt Fund


[PHOTO]
Darrell Watters
portfolio manager

Janus Federal Tax-Exempt Fund returned 6.47% for the fiscal year ended October 31, 2000. This compares with an 8.51% return for its benchmark the Lehman Brothers Municipal Bond Index.(1)

After a difficult first six months of the fiscal year that saw the Federal Reserve aggressively raise interest rates to slow the economy, bonds generally rallied over the last six months as several factors stoked investor optimism. Perhaps the most obvious contributor to the rally was the market's growing belief that the domestic economic expansion was beginning to moderate. Investors realized that if the economy was indeed slowing, the Federal Reserve's recent spate of interest rate hikes might be winding down. Further supporting bonds was the volatile stock market, which unnerved many investors and prompted them to seek more stable investments, most notably U.S. Treasuries.

Municipal bonds also participated in the rally. The strong economy has kept tax coffers brimming, resulting in a dearth of new supply as local governments haven't needed to issue bonds to fund new projects. In fact, the economy has been so strong that some issuers have tried to pay off their debt. For example, Georgia Municipal Electric Authority Power Revenue, a utility and one of our strongest performers during the period, recently asked us if it could repurchase its bonds. Given that these bonds have an interest rate of 6.50%, yet offer very little credit risk, we opted to hold onto them.

Other bonds that we believe will soon be retired include those issued by Sand Creek Metropolitan District. This debt was initially sold to fund development of the area surrounding Denver International Airport. Property values along this corridor, which is now lined with hotels, office buildings and warehouses, have appreciated dramatically, and the bonds have followed suit. Sand Creek serves as a wonderful illustration of the opportunities in unrated credits. Many investors shy away from unrated bonds because the agencies have not assessed the creditworthiness of the issuer. To these investors, the inability to rely upon a third-party to verify their own analyses represents an unacceptable level of risk. However, we recognize that the cost of obtaining a credit rating is simply unfeasible for some municipal projects. Consequently, they go unrated. Nevertheless, many of these projects end up being quite successful. When evaluating unrated credits, as we did with Sand Creek, we often visit the site and speak with the developers and local politicians, and are therefore able to assess the project's progress and accompanying risk. By conducting this onsite research, we hope to eliminate the risks associated with non-rated projects. These field-trips frequently lead us to solid credits paying attractive yields.

Another example of our finding value in an unrated bond was our investment in debt issued by Denver West, a local shopping district. Once again, through frequent visits to the site, we were able to obtain a first-hand perspective on the project's viability and it has rewarded us with solid performance.

Portfolio Asset Mix                  October 31, 2000           October 31, 1999
--------------------------------------------------------------------------------
Corporate Bonds                                    --                       1.6%
Essential Service Revenue Bonds                 66.0%                      78.4%
General Obligation Bonds                        34.0%                      20.0%
--------------------------------------------------------------------------------

Fund Profile                         October 31, 2000           October 31, 1999
--------------------------------------------------------------------------------
Weighted Average Maturity                   11.4 Yrs.                  13.9 Yrs.
Average Modified Duration*                   6.4 Yrs.                   7.9 Yrs.
30-Day Average Yield**                          5.02%                      5.48%
30-Day Average Yield
   Without Reimbursement**                      4.82%                      5.22%
Average Rating                                    Aa3                        Aa2
--------------------------------------------------------------------------------

 *A theoretical measure of price volatility.
**Yields will fluctuate.

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

10  Janus Income Funds / October 31, 2000

Although many of our bonds advanced during the period, there were a few that lagged their peers. Perhaps the biggest disappointment were our bonds issued by Grand Forks, a diversified health care provider in North Dakota. Grand Forks has three divisions: an assisted-living complex, a hospital and a long-term care facility. According to our research, in order for the project to be financially sound, all three segments must enjoy occupancy of at least 90%. However, the long-term care facility is only 70% occupied, which is a violation of the bond covenants. Further complicating the issue were the floods of 1997, which severely damaged the property. The relief dollars that had been promised by the federal government and which the project's managers had earmarked for our bonds, were never paid. Fortunately, events are taking a turn for the better. The project has new management - an organization from Minnesota with a sterling reputation of turning these types of situations around.

Going forward, while default rates have ticked slightly higher, primarily as a result of problems specific to several health care projects, municipal bonds remain a good option for those investors seeking a safe haven. That, combined with their obvious tax benefits and their attractive prices relative to Treasuries, makes me cautiously optimistic about municipals in the near term. Of course, the wild card is always the economy. While we have recently seen signs of an economic moderation, we continue to take a wait-and-see approach, choosing to diligently research individual credits in hopes of boosting the Fund's yield without sacrificing credit quality.

Thank you for your investment in Janus Federal Tax-Exempt Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Federal Tax-Exempt Fund and the Lehman Brothers Municipal Bond Index. Janus Federal Tax-Exempt Fund is represented by a shaded area of blue. The Lehman Brothers Municipal Bond Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 3, 1993, through October 31, 2000. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Federal Tax-Exempt Fund ($14,032) as compared to the Lehman Brothers Municipal Bond Index ($15,358).

Average Annual Total Return
for the periods ended October 31, 2000
One Year, 6.47%
Five Year, 4.65%
Since 5/3/93*, 4.62%

Janus Federal Tax-Exempt Fund - $14,032

Lehman Brothers
Municipal Bond
Index - $15,358

*The Fund's inception date.
Source - Lipper, Inc. 2000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends and distributions. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

Income may be subject to state or local taxes and federal alternative minimum tax. Capital gains are subject to federal, state and local taxes.

Adviser has voluntarily waived a portion of the fund's expenses, but reserves the right to change the level of waiver. Without such waivers, yields and total returns would have been lower.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Municipal Securities - 97.4%
Arizona - 2.2%
$     1,000,000   Arizona State Transportation Board Excise
                     Tax Revenue, (Maricopa County Regional
                     Area Road Project), 5.00%, due 7/1/04 ..    $     1,017,500
      1,000,000   Winslow Industrial Development
                     Authority Hospital Revenue
                     (Winslow Memorial Hospital Project)
                     5.50%, due 6/1/22 ......................            775,000
                                                                       1,792,500

California - 3.3%
$     1,000,000   California Educational Facilities Authority
                     Revenue, (Stanford University), Series P
                     5.25%, due 12/1/13 .....................    $     1,052,500
                  Los Angeles Regional Airport
                     Improvements Corp. Lease Revenue:
        700,000      (American Airlines - L.A. International
                     Project), Series E, Variable Rate, 4.30%
                     due 12/1/24 ............................            700,000
        800,000      (American Airlines - L.A. International
                     Project), Series F, Variable Rate, 4.65%
                     due 12/1/24 ............................            800,000
        100,000      (Sublease - L.A. International Project)
                     Series F, Variable Rate, 4.65%
                     due 12/1/25 ............................            100,000

                                                                       2,652,500

See Notes to Schedules of Investments.

                                       Janus Income Funds / October 31, 2000  11

Janus | Federal Tax-Exempt Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Colorado - 35.5%
$     2,000,000   Arapahoe County Capital Improvement
                     Highway Revenue, (E-470 Highway
                     Authority), 6.95%, due 8/31/20 .........    $     2,252,500
        875,000   Bachelor Gulch Metropolitan District
                     6.80%, due 12/1/06 .....................            900,156
        510,000   Black Hawk, 5.70%, due 12/1/12 ............            524,663
                  Black Hawk Device Tax Revenue:
         30,000      6.00%, due 12/1/03 .....................             30,113
         25,000      6.10%, due 12/1/07 .....................             25,156
         50,000      6.00%, due 12/1/09 .....................             49,875
        500,000      6.00%, due 12/1/11 .....................            510,625
        650,000      5.50%, due 12/1/12 .....................            594,750
      1,250,000      5.625%, due 12/1/21 ....................          1,053,125
      1,000,000   Boulder County Hospital Revenue
                     (Longmont United Hospital Project)
                     5.60%, due 12/1/17 .....................            863,750
      1,000,000   Castle Rock Golf Enterprise Revenue
                     6.50%, due 12/1/16 .....................            990,000
                  Central Platte Valley Metropolitan District
                     (ACA Insured):
      1,000,000      5.15%, due 12/1/13 .....................            951,250
        500,000      5.30%, due 12/1/18 .....................            463,750
                  Colorado Housing Financial Authority
                     (Single Family Program):
      1,000,000      Series C-2, 7.10%, due 5/1/15 ..........          1,027,500
        860,000      Series B-3, 6.80%, due 11/1/28 .........            925,575
      1,000,000      Series B-3, 6.50%, due 10/1/29 .........          1,063,750
      1,000,000   Deer Creek Metropolitan District, 7.15%
                     due 12/1/12 ............................          1,017,500
                  Denver West Metropolitan District:
        265,000      6.15%, due 12/1/13 .....................            269,306
        750,000      6.50%, due 6/1/16 ......................            768,750
        615,000      6.20%, due 6/1/17 ......................            617,306
      2,000,000   E-470 Public Highway Authority Revenue
                     (MBIA Insured), Series A, 4.375%
                     due 9/1/23 .............................          1,755,000
      1,250,000   Eaglebend Affordable Housing Corp.
                     Multifamily Revenue, (Housing Project)
                     Series B, 7.40%, due 7/1/21 ............          1,206,250
      1,000,000   Erie Water Enterprise Revenue, Series B
                     6.00%, due 12/1/17 .....................          1,073,750
         20,000   Grand Lake Sales Tax Revenue, 5.50%
                     due 10/15/08 ...........................             18,575
         25,000   Gunnison Valley Hospital Revenue, 5.20%
                     due 7/1/08 .............................             23,469
        540,000   Health Facilities Authority Revenue
                     (National Jewish Medical & Research
                     Center Project), 4.45%, due 1/1/01 .....            539,347
                  Hyland Hills Metropolitan Parks and
                     Recreation District Special Revenue
                     Series A:
        850,000      5.00%, due 12/15/06 ....................            863,812
        500,000      6.75%, due 12/15/15 ....................            517,500
      1,000,000   Mountain Village Metropolitan District
                     San Miguel County, 8.10%, due 12/1/11 ..          1,070,656
      1,835,000   Parker Jordan Metropolitan District
                     Series B, 6.10%, due 12/1/17 ...........          1,713,431
         65,000   Plains Metropolitan District, 5.85%
                     due 12/1/05 ............................             65,731
                  Sand Creek Metropolitan District:
      1,000,000      7.125%, due 12/1/16 ....................            995,000
      1,000,000      6.625%, due 12/1/17 ....................            951,250
         10,000   South Suburban Parks and Recreation
                     District Golf Course and Ice Arena
                     Facilities, 5.30%, due 11/1/01 .........             10,024
        100,000   Telluride Excise Tax Revenue, 5.75%
                     due 12/1/12 ............................            103,125
                  Telluride Housing Authority Housing
                     Revenue (Shandoka Apartments Project):
        100,000      7.50%, due 6/1/12 ......................            102,750
      1,500,000      7.50%, due 6/1/23 ......................          1,552,500

Colorado - (continued)
                  Upper Cherry Creek Metropolitan District:
$       500,000      6.20%, due 12/1/05 .....................    $       505,625
        400,000      6.75%, due 12/1/11 .....................            420,500

                                                                      28,387,695

Florida - 0.2%
        200,000   Dade County Industrial Development
                     Authority Revenue, (Dolphins Stadium
                     Project), Series D, Variable Rate
                     4.20%, due 1/1/16 ......................            200,000

Georgia - 4.7%
      1,400,000   Georgia Municipal Electric Authority
                     Power Revenue, (MBIA Insured)
                     Series Y, 6.50%, due 1/1/17 ............          1,582,000
      2,000,000   Georgia, Series B, 5.75%, due 8/1/10 ......          2,155,000

                                                                       3,737,000

Illinois - 9.1%
      1,500,000   Cook County, Series B, (MBIA Insured)
                     5.375%, due 11/15/18 ...................          1,473,750
      2,250,000   Illinois, 1st Series, 5.25%, due 8/1/03 ...          2,292,188
      1,000,000   Metropolitan Pier and Exposition Authority
                     Hospitality Facilities Revenue
                     (McCormick Place Convention Center
                     Project), 7.00%, due 7/1/26 ............          1,185,000
      2,000,000   Regional Transportation Authority
                     (FGIC Insured), 6.00%, due 6/1/23 ......          2,105,000
        200,000   Sauget Pollution Control Revenue
                     (Monsanto Co.), Variable Rate
                     4.45%, due 9/1/14 ......................            200,000

                                                                       7,255,938

Maryland - 3.0%
                  Maryland State and Local Facilities Loan:
      1,325,000      1st Series, 5.125%, due 8/1/06 .........          1,366,407
      1,000,000      2nd Series, 5.25%, due 7/15/12 .........          1,023,750

                                                                       2,390,157

Massachusetts - 1.1%
      1,000,000   Massachusetts Turnpike Authority
                     Metropolitan Highway System Revenue
                     (AMBAC Insured), Series A, 5.00%
                     due 1/1/39 .............................            888,750

Minnesota - 1.6%
        440,000   Maplewood Multifamily Revenue
                     (Hazel Ridge Project), Series B
                     7.50%, due 12/15/32 ....................            410,850
      1,000,000   Northern Municipal Power Agency Electric
                     System Revenue, (AMBAC Insured)
                     Series B, 4.75%, due 1/1/20 ............            898,750

                                                                       1,309,600

Mississippi - 1.0%
        740,000   Harrison County School District State Aid
                     Capital Improvement, (FSA Insured)
                     6.25%, due 8/1/02 ......................            763,125

Missouri - 0.7%
                  Missouri Health and Educational
                     Facilities Authority:
        200,000      Educational Facilities Revenue
                     (Washington University), Series C
                     Variable Rate, 4.60%, due 3/1/40 .......            200,000
        400,000      Health Facilities Revenue, (Cox Health
                     System), Variable Rate, 4.60%, due 6/1/15           400,000

                                                                         600,000

Montana - 1.3%
      1,000,000   Montana State Board of Investment
                     Workers Compensation Program
                     (MBIA Insured), 6.875%, due 6/1/20 .....          1,032,297

See Notes to Schedules of Investments.

12  Janus Income Funds / October 31, 2000

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Nevada - 0.7%
$       600,000   Reno Hospital Revenue, (St. Mary's Regional
                     Medical Center), Series B, Variable Rate
                     4.65%, due 5/15/23 .....................    $       600,000

New Jersey - 5.4%
      1,000,000   New Jersey Transportation Corp. Certificates
                     (Federal Transportation Administration
                     Grants), Series B, 5.25%, due 9/15/04 ..          1,025,000
                  New Jersey Turnpike Authority
                     Turnpike Revenue:
      2,000,000      Series A, (MBIA Insured), 5.75%
                     due 1/1/10 .............................          2,145,000
      1,000,000      Series C, (FSA Insured), 6.50%
                     due 1/1/16 .............................          1,136,250

                                                                       4,306,250

New Mexico - 2.7%
      2,000,000   University of New Mexico University
                     Revenue, Series A, 6.00%, due 6/1/21 ...          2,145,000

New York - 5.0%
        700,000   Long Island Power Authority Electric
                     System Revenue, Series 6, Variable Rate
                     4.55%, due 5/1/33 ......................            700,000
                  New York Dormitory Authority Revenue:
      1,000,000      (City University System), (MBIA Insured)
                     5.50%, due 7/1/24 ......................            986,250
      1,000,000      (State University Educational Facilities)
                     Series A, 5.50%, due 5/15/19 ...........            997,500
      1,345,000   St. Lawrence County Industrial
                     Development Civic Facilities Revenue
                     (St. Lawrence University Project)
                     (MBIA Insured), Series A, 5.375%
                     due 7/1/18 .............................          1,333,231

                                                                       4,016,981

North Dakota - 1.2%
      1,250,000   Grand Forks Senior Housing Revenue
                     (4000 Valley Square Project)
                     6.375%, due 12/1/34 ....................            937,500

Ohio - 1.7%
        100,000   Ohio Water Development Authority Revenue
                     (Environmental Mead Co.), Series B
                     Variable Rate, 4.55%, due 11/1/15 ......            100,000
      1,250,000   Toledo-Lucas County Port Authority, Port
                     Revenue, (Cargill Income Project)
                     5.90%, due 12/1/15 .....................          1,262,500

                                                                       1,362,500

Oklahoma - 2.0%
        500,000   McGee Creek Authority Water Revenue
                     (MBIA Insured), 6.00%, due 1/1/23 ......            533,125
      1,000,000   Tulsa Industrial Authority Revenue
                     (University of Tulsa), (MBIA Insured)
                     Series A, 6.00%, due 10/1/16 ...........          1,086,250

                                                                       1,619,375

Puerto Rico - 1.2%
      1,000,000   Puerto Rico Commonwealth
                     (MBIA Insured), 5.375%, due 7/1/25 .....            987,500

Tennessee - 3.8%
      2,000,000   Knoxville, Anticipation Notes
                     5.00%, due 6/1/02 ......................          2,017,500
      1,000,000   Shelby County, Series A, 5.00%, due 3/1/03           1,011,250

                                                                       3,028,750

Texas - 8.7%
$     1,000,000   Collin County, (Road Project), 5.25%
                     due 2/15/08 ............................    $     1,032,500
                  Grapevine Industrial Development
                     Corp. Revenue (American Airlines):
        600,000      Series A-2, Variable Rate, 4.65%
                     due 12/1/24 ............................            600,000
        500,000      Series A-3, Variable Rate, 4.65%
                     due 12/1/24 ............................            500,000
        700,000      Series A-4, Variable Rate, 4.65%
                     due 12/1/24 ............................            700,000
                  Harris County Health Facilities
                     Development Corp. Revenue
                     (St. Luke's Episcopal Hospital):
        300,000      Series A, Variable Rate, 4.65%
                     due 2/15/27 ............................            300,000
        600,000      Series B, Variable Rate, 4.65%
                     due 2/15/27 ............................            600,000
      2,000,000   Houston Water Conveyance System Contract
                     Certificates of Participation, Series J
                     6.25%, due 12/15/15 ....................          2,217,500
      1,000,000   Orange County Naval and Port District
                     Industrial Development Corp. Revenue
                     (North Star Steel Texas Project)
                     6.375%, due 2/1/17 .....................          1,033,750

                                                                       6,983,750

Wyoming - 1.3%
      1,000,000   Sweetwater County Pollution Control
                     Revenue, (Idaho Power Co.), Series A
                     6.05%, due 7/15/26 .....................          1,008,750
--------------------------------------------------------------------------------
Total Investments (total cost $78,984,648) - 97.4% ..........         78,005,918
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2.6%          2,049,730
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $    80,055,648
--------------------------------------------------------------------------------

ACA - American Capital Access Corp.
AMBAC - American Municipal Bond Assurance Corp.
FGIC - Financial Guaranty Insurance Co.
FSA - Financial Security Assurance, Inc.
MBIA - Municipal Bond Insurance Association Corp.

See Notes to Schedules of Investments.

                                       Janus Income Funds / October 31, 2000  13

Janus | Short-Term Bond Fund

[PHOTO]
Sandy Rufenacht
portfolio manager

For the fiscal year ended October 31, 2000, Janus Short-Term Bond Fund returned 6.65%, compared to the gain of 6.15% recorded by its benchmark, the Lehman Brothers 1-3 Government/Corporate Bond Index.(1)

Navigating credit markets again proved challenging over the past 12 months as the interest rate climate was extremely dynamic. The first eight months of the period were defined by the Federal Reserve's efforts to slow economic expansion. During the last four months, investors worried whether the economy had slowed too much. Compounding macroeconomic forces were some unusual technical factors stemming from the Treasury Department's buyback, which artificially inflated prices of long-term federal government debt. These developments, along with intense stock market volatility, made for an interesting period.

Against this backdrop, we maintained our conservative approach, benchmarking the Fund's average maturity and fully leveraging our flexible strategy. Our focus on high-quality issuers with solid business models and strong domestic cash flows, such as Ford, Disney and Wal-Mart, continued to pay off as the Fund's volatility remained relatively muted. Furthermore, intense stock market volatility caused investors to seek out safe-haven issues and many of our high-quality holdings benefited.

Our flexible mandate also allowed us to selectively invest in higher-yielding securities when we deemed appropriate. In the past, these bonds have offered us a measure of insulation against rising interest rates, while boosting current income. Ever mindful of volatility, however, we employ a more conservative approach when choosing high-yield bonds. We generally limit our investments to yield-to-call paper, or bonds that the market believes will soon be retired. These securities consequently trade in a tight range around their call prices.

One example of a yield-to-call investment is Lenfest Communications, which operates the ninth largest cable system in the U.S. and is in the process of being acquired by Comcast, one of the nation's largest cable operators. Because Comcast can borrow money at a much lower rate than the 10.5% coupon on the Lenfest bonds, there is a strong likelihood that the bonds will be retired once the deal is completed. As such, these bonds have traded in a very narrow range, resulting in limited volatility. However, their relatively high yield provides a nice buffer to our monthly distributions.

Not all of our exposure to higher-yielding credits paid off during the period. Investors marked down several of our less-creditworthy holdings. For example, our bonds issued by Radio One, a leading consolidator of the radio industry, declined on revenue fears. One side effect of the stock market's recent swings has been investors' growing skepticism toward unprofitable companies. As a result, the capital markets have virtually dried up. This lack of readily available funding has hurt companies that previously relied on investors to fund their operations, notably Internet stocks. In 1999, many Internet stocks tapped the then-liquid capital markets and spent the proceeds on marketing efforts, specifically television and radio advertising. Now that many of these same Internet

Portfolio Asset Mix                  October 31, 2000           October 31, 1999
--------------------------------------------------------------------------------
Investment-Grade
   Corporate Bonds                              84.8%                      84.2%
High-Yield/High-Risk
   Corporate Bonds                               0.7%                      13.2%
U.S. Government Obligation                       8.6%                         --
Cash & Cash Equivalents                          5.9%                       2.6%
--------------------------------------------------------------------------------

Fund Profile                         October 31, 2000           October 31, 1999
--------------------------------------------------------------------------------
Weighted Average Maturity                    1.3 Yrs.                   2.4 Yrs.
Average Modified Duration*                   1.2 Yrs.                   2.1 Yrs.
30-Day Average Yield**                          6.45%                      6.32%
30-Day Average Yield
   Without Reimbursement**                      6.07%                      6.08%
Average Rating                                      A                         A-
--------------------------------------------------------------------------------

 *A theoretical measure of price volatility.
**Yields will fluctuate.

(1)  Both returns include reinvested dividends and distribution.

Past performance does not guarantee future results.

14 Janus Income Funds / October 31, 2000 stocks have gone out of business, the demand for radio advertising has tapered off, and many investors are concerned that the industry's sales will decline.

The inhospitable capital markets also held back companies providing alternative telecommunication services. Many of these businesses have relied on investors to replenish their operating resources as they built their telecommunications networks. Now that funding is scarce, some of these companies lack the financial resources to finish constructing their networks. Although we didn't own any of these issuers in particular, we had limited exposure to higher-quality telecommunications holdings, such as bonds issued by Qwest Communications. Often the market paints substantially different companies that compete in the same industry with the same brush. Such was the case here, as our Qwest bonds declined and hurt our overall showing.

Looking ahead, although many observers suggest the economy is slowing, we're not convinced. In our opinion, the economic data has been inconclusive. On our research trips around the country, we continue to see signs of economic strength. Furthermore, rising commodity prices remain a concern. Given this uncertainty, we'll continue to do what we do best: thoroughly research each of our holdings to minimize credit risk while seeking out opportunities to boost the Fund's yield.

Thank you for your continued investment in Janus Short-Term Bond Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Short-Term Bond Fund and the Lehman Brothers 1-3 Year Government/Corporate Bond Index. Janus Short-Term Bond Fund is represented by a shaded area of blue. The Lehman Brothers 1-3 Year Government/Corporate Bond Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through October 31, 2000. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Short-Term Bond Fund ($15,172) as compared to the Lehman Brothers 1-3 Year Government/Corporate Bond Index ($15,597).

Average Annual Total Return
for the periods ended October 31, 2000
One Year, 6.65%
Five Year, 6.02%
Since 9/1/92*, 5.24%

Janus Short-Term Bond Fund - $15,172

Lehman Brothers 1-3 Year
Government/Corporate
Bond Index - $15,597

*The Fund's inception date.
Source - Lipper, Inc. 2000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends and distributions. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

Adviser has voluntarily waived a portion of the fund's expenses, but reserves the right to change the level of waiver. Without such waivers, yields and total returns would have been lower.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Corporate Notes - 85.5%
Automotive - Truck Parts and Equipment - 1.1%
$     1,500,000   TRW, Inc., 6.50%
                     senior notes, due 6/1/02 ...............    $     1,473,750

Beverages - Non-Alcoholic - 3.2%
      4,500,000   Coca-Cola Enterprises, Inc., 6.375%
                     notes, due 8/1/01 ......................          4,477,500

Beverages - Wine and Spirits - 0.8%
      1,150,000   Joseph E. Seagram & Sons, Inc., 5.79%
                     company guaranteed notes, due 4/15/01 ..          1,144,250

Cable Television - 1.5%
      1,850,000   Lenfest Communications, Inc., 10.50%
                     senior subordinated notes, due 6/15/06 .          2,085,875

Cellular Telecommunications - 1.1%
      1,500,000   Price Communications Wireless, Inc.
                     11.75%, senior subordinated notes
                     due 7/15/07 ............................          1,597,500

Chemicals - Diversified - 1.9%
      2,675,000   E.I. du Pont de Nemours and Co., 6.50%
                     notes, due 9/1/02 ......................          2,661,625

Chemicals - Specialty - 0.4%
        500,000   NL Industries, Inc., 11.75%
                     senior notes, due 10/15/03 .............            502,500

Containers - Paper and Plastic - 1.1%
$       490,000   Container Corp. of America, 11.25%
                     senior notes, due 5/1/04 ...............    $       491,225
      1,000,000   Stone Container Corp., 10.75%
                     first mortgage notes, due 10/1/02 ......          1,015,000

                                                                       1,506,225

Cosmetics and Toiletries - 0.5%
        700,000   Colgate-Palmolive Co., 6.58%
                     notes, due 11/5/02 .....................            696,500

Diversified Financial Services - 11.3%
      3,750,000   Associates Corp. N.A., 5.85%
                     senior notes, due 1/15/01 ..............          3,740,625
                  General Electric Capital Corp.:
      6,000,000      7.00%, notes, due 3/1/02 ...............          6,030,000
      2,100,000      7.25%, notes, due 5/3/04 ...............          2,134,125
                  IBM Credit Corp.:
      1,400,000      6.64%, notes, due 10/29/01 .............          1,401,750
      2,500,000      7.00%, notes, due 1/28/02 ..............          2,509,375

                                                                      15,815,875

Electric - Integrated - 2.5%
      3,500,000   Southern California Edison Co., 5.875%
                     notes, due 1/15/01 .....................          3,491,250

See Notes to Schedules of Investments.

                                       Janus Income Funds / October 31, 2000  15

Janus | Short-Term Bond Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Finance - Auto Loans - 7.4%
                  Ford Motor Credit Co.:
$     3,750,000      6.25%, notes, due 11/8/00 ..............    $     3,749,587
      2,000,000      5.75%, notes, due 1/25/01 ..............          1,995,000
      2,000,000      5.125%, notes, due 10/15/01 ............          1,967,500
        700,000      7.50%, notes, due 6/15/03 ..............            703,500
      2,000,000   General Motors Acceptance Corp., 6.375%
                     notes, due 12/1/01 .....................          1,992,500

                                                                      10,408,087

Finance - Credit Card - 1.1%
      1,500,000   American Express Credit Corp., 6.125%
                     senior notes, due 11/15/01 .............          1,490,625

Finance - Investment Bankers/Brokers - 4.3%
                  Merrill Lynch & Company, Inc.:
      3,750,000      6.00%, notes, due 3/1/01 ...............          3,740,625
      2,300,000      7.52%, notes, due 5/3/02 ...............          2,320,125

                                                                       6,060,750

Finance - Other Services - 1.4%
      2,000,000   Racers-Kellogg, 5.75%
                     bonds, due 2/2/01+ .....................          1,990,000

Food - Flour and Grain - 1.8%
      2,500,000   Archer-Daniels Midland Co., 6.25%
                     notes, due 5/15/03 .....................          2,462,500

Food - Retail - 6.8%
                  Fred Meyer, Inc.:
      1,500,000      7.15%, company guaranteed notes
                     due 3/1/03 .............................          1,490,625
      1,400,000      7.375%, company guaranteed notes
                     due 3/1/05 .............................          1,394,484
                  Safeway, Inc.:
      2,000,000      5.75%, notes, due 11/15/00 .............          1,997,500
      4,750,000      5.875%, notes, due 11/15/01 ............          4,672,812

                                                                       9,555,421

Medical - Drugs - 3.7%
      2,500,000   SmithKline Beecham PLC, 6.75%
                     company guaranteed notes, due 10/30/01 .          2,492,248
      2,735,000   Warner-Lambert Co., 5.75%
                     notes, due 1/15/03 .....................          2,687,137

                                                                       5,179,385

Money Center Banks - 4.3%
      3,000,000   Bank of America Corp., 6.65%
                     senior notes, due 5/1/01 ...............          2,996,250
      3,000,000   Chase Manhattan Corp., 5.50%
                     notes, due 2/15/01 .....................          2,985,000

                                                                       5,981,250

Multimedia - 4.4%
      3,750,000   Time Warner, Inc., 6.10%
                     pass-thru asset trust securities
                     due 12/30/01+ ..........................          3,693,750
      2,500,000   Walt Disney Co., 6.375%
                     senior notes, due 3/30/01 ..............          2,493,750

                                                                       6,187,500

Pipelines - 1.8%
      2,500,000   Enron Corp., 6.45%
                     notes, due 11/15/01 ....................          2,481,250

Radio - 1.3%
      1,800,000   Radio One, Inc., 12.00%
                     company guaranteed notes, due 5/15/04(OMEGA)      1,863,000

Retail - Discount - 2.5%
      3,500,000   Wal-Mart Stores, Inc., 6.50%
                     notes, due 6/1/03 ......................          3,482,500

Retail - Restaurants - 1.0%
      1,400,000   McDonald's Corp., 6.00%
                     notes, due 6/23/02(OMEGA) ..............          1,379,000

Savings/Loan/Thrifts - 1.4%
$     2,000,000   Dime Bancorp, Inc., 7.00%
                     senior notes, due 7/25/01 ..............    $     1,992,500

Super-Regional Banks - 3.0%
      3,750,000   NationsBank Corp., 5.75%
                     senior notes, due 3/15/01 ..............          3,735,938
        525,000   Wells Fargo & Co., 5.75%
                     notes, due 2/1/03 ......................            513,188

                                                                       4,249,126

Telecommunication Equipment - 2.5%
      3,500,000   Lucent Technologies, Inc., 6.90%
                     notes, due 7/15/01 .....................          3,491,250

Telecommunication Services - 1.6%
      2,500,000   NTL, Inc., zero coupon
                     senior notes, due 2/1/06(OMEGA) ........          2,200,000

Telephone - Integrated - 7.2%
      3,750,000   Qwest Capital Funding, Inc., 6.125%
                     company guaranteed notes, due 7/15/02 ..          3,693,750
        500,000   Qwest Communications International, Inc.
                     10.875%, senior notes, due 4/1/07 ......            543,125
      1,850,000   Qwest Corp., 6.375%
                     notes, due 10/15/02 ....................          1,831,500
      4,000,000   WorldCom, Inc., 6.125%
                     senior notes, due 8/15/01 ..............          3,975,000

                                                                      10,043,375

Telephone - Local - 2.1%
      3,000,000   Southwestern Bell Communications Capital
                     Corp., 6.375%, notes, due 4/1/01 .......          2,992,500

Wire and Cable Products - 0.5%
        650,000   International Wire Group, Inc., 11.75%
                     senior subordinated notes, due 6/1/05 ..            643,500
--------------------------------------------------------------------------------
Total Corporate Notes (cost $120,490,109) ...................        119,586,369
--------------------------------------------------------------------------------
U.S. Government Obligation - 8.6%
                  U.S. Treasury Note
     12,000,000      6.125%, due 8/31/02 (cost $12,023,685) .         12,028,440
--------------------------------------------------------------------------------
Repurchase Agreement - 8.1%
     11,400,000   BankAmerica Securities L.L.C., 6.63%
                     dated 10/31/00, maturing 11/1/00, to be
                     repurchased at $11,402,100 collateralized
                     by $14,694,410 in U.S. Government
                     Agency Strips, 0%, 3/25/18-11/1/30;
                     $1,379,628 in U.S. Treasuries,
                     0%-8.125%, 8/15/19-11/30/00; with
                     respective values of $10,229,792 and
                     $1,398,215 (cost $11,400,000) ..........         11,400,000
--------------------------------------------------------------------------------
Total Investments (total cost $143,913,794) - 102.2% ........        143,014,809
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.2%)      (3,115,812)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   139,898,997
--------------------------------------------------------------------------------


Summary of Investments by Country, October 31, 2000

Country             % of Investment Securities                      Market Value
--------------------------------------------------------------------------------
United Kingdom                            1.7%                   $     2,492,248
United States++                          98.3%                       140,522,561
--------------------------------------------------------------------------------
Total                                   100.0%                   $   143,014,809

++Includes Short-Term Securities (90.3% excluding Short-Term Securities)

See Notes to Schedules of Investments.

16  Janus Income Funds / October 31, 2000

                                                      Janus | Money Market Funds

                                                                         [PHOTO]
                                                                  Sharon Pichler
                                                               portfolio manager
                                                              Janus Money Market
                                                                            Fund
                                                                Janus Tax-Exempt
                                                               Money Market Fund

                                                                         [PHOTO]
                                                              J. Eric Thorderson
                                                               portfolio manager
                                                                Janus Government
                                                               Money Market Fund

For the fiscal year ended October 31, 2000, Janus Money Market Fund - Investor Shares ranked 68 out of 368 funds in the U.S. Money Market Category, as tracked by Lipper, Inc., a leading mutual fund rating company.(1) During the same period, Janus Government Money Market Fund - Investor Shares ranked 30 out of 133 in the U.S. Government Money Market Category,(2) while Janus Tax-Exempt Money Market Fund - Investor Shares ranked 27 out of 134 in the U.S. Tax-Exempt Money Market Category.(3)

Investors spent much of the past 12 months trying to determine the Federal Reserve's ("Fed") intentions toward U.S. monetary policy, keeping markets on edge as a result. In November, the Fed delivered a quarter-point increase in short-term interest rates, its third and final rate hike in 1999. However, a continuation of strong economic growth and budding signs of inflation in early 2000 convinced policymakers to boost rates by yet another quarter point in February and again in March. By May, their attempt to stymie inflation still had not taken hold, so, for the first time since 1997, the Fed increased rates by a half point.

In this rising interest rate environment, the Funds emphasized liquidity in order to take advantage of reinvestment opportunities at higher yields. That said, maturities overall were naturally kept short. However, when the opportunity presented itself, we took advantage of several buying opportunities in longer-term securities. In particular, we increased our exposure in one-year securities, which are at the longest end of our spectrum, believing their rates already reflected the risks of further increases. This strategy enabled us to lock in higher yields before anticipated rate hikes actually took place.

As it turns out, May was the last of the Fed's increases. Central bankers opted to hold interest rates steady following several economic reports that suggested growth might finally be moderating and inflation may no longer be a threat. These encouraging reports led the money markets to conclude that rates will actually be lowered sometime within the next year, thereby lowering the yields available on one-year issues. Nonetheless, if policymakers do lower rates, these longer-term securities will help keep the yield on the Funds at higher levels.

Currently, we see no reason to disagree with the market consensus that the Fed's tightening cycle has come to an end, and we believe we may actually see a shift toward easing monetary policy in coming months. As such, we have positioned the Funds to capitalize on this possibility, while also maintaining the flexibility that will enable us to respond to any changes that may arise in the economic environment.

In closing, we'd like to thank you for your continued confidence and investment in Janus Money Market Funds.

(1) Lipper, Inc. defines a U.S. Money Market fund as one that invests in "high-quality financial instruments rated in the top two grades with dollar-denominated average maturities of less than 90 days" and that intends "to keep constant net asset value." As of October 31, 2000, Janus Money Market Fund - Investor Shares ranked 68/368 for the 1-year period and 48/245 of U.S. Money Market funds for the 5-year period.

(2) Lipper, Inc. defines a U.S. Government Money Market fund as one that invests in "high-quality financial instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities, with dollar-weighted average maturities of less than 90 days" and that intends "to keep constant net asset value." As of October 31, 2000, Janus Government Money Market Fund - Investor Shares ranked 30/133 for the 1-year period and 25/98 of U.S. Government Money Market funds for the 5-year period.

(3) Lipper, Inc. defines a Tax-Exempt Money Market fund as one that invests in "high-quality municipal obligations with dollar-weighted average maturities of less than 90 days" and that intends "to keep constant net asset value." As of October 31, 2000, Janus Tax-Exempt Money Market Fund - Investor Shares ranked 27/134 for the 1-year period and 16/113 of Tax-Exempt Money Market funds for the 5-year period.

Lipper rankings are based on total return, including reinvestment of dividends, distributions and capital gains.

An investment in the Fund(s) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund(s) seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund(s).

Past performance does not guarantee future results.

                                       Janus Income Funds / October 31, 2000  17

Janus | Money Market Fund

SCHEDULE OF INVESTMENTS

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Bank Notes - 0.5%
                  Bank One, Canada
$    50,000,000      6.66%, 2/26/01 (cost $50,000,000) ......    $    50,000,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 32.0%
                  Accor S.A.:
     50,000,000      6.58%, 1/8/01 ..........................         49,378,556
     50,000,000      6.55%, 1/25/01 .........................         49,226,736
                  Ariesone Metafolio Corp.
    140,190,000      6.57%, 11/6/00 .........................        140,062,077
                  AT&T Corp.
     20,000,000      6.55%, 2/8/01 ..........................         19,639,750
                  Banco de la Provincia de Buenos Aries S.A.:
     20,000,000      6.335%, 11/9/00 ........................         19,971,844
     36,384,000      6.52%, 12/13/00 ........................         36,107,239
                  Banco Generale de Negocios S.A.:
     25,000,000      6.54%, 2/5/01 ..........................         24,564,000
     25,000,000      6.48%, 8/3/01 ..........................         23,762,500
                  Banco Hipotecario S.A.
     20,000,000      6.54%, 11/15/00 ........................         19,949,133
                  Banco Itau S.A.:
     20,000,000      6.54%, 1/22/01 .........................         19,702,067
     20,000,000      6.50%, 2/21/01 .........................         19,595,556
     18,000,000      6.47%, 3/23/01 .........................         17,540,630
                  Banco Rio de la Plata S.A.
     67,500,000      6.525%, 11/29/00 .......................         67,157,437
                  Bank One, Australia, Ltd.
     20,000,000      6.56%, 1/22/01 .........................         19,701,155
                  BankBoston Latino Americano S.A.
     30,000,000      6.57%, 1/30/01 .........................         29,507,250
                  Banque et Caisse Epargne
                     de L'Etat, Luxembourg:
    122,000,000      6.52%-6.54%, 1/22/01 ...................        120,185,386
     25,000,000      6.53%, 1/25/01 .........................         24,614,549
     50,000,000      6.54%, 1/30/01 .........................         49,182,500
     47,000,000      6.555%, 2/1/01 .........................         46,212,672
     50,000,000      6.50%, 2/20/01 .........................         48,997,917
                  Cooper Industries, Inc.
     25,000,000      6.58%, 11/2/00+ ........................         24,995,431
                  Countrywide Home Loans, Inc.
     50,000,000      6.58%, 11/8/00 .........................         49,936,028
                  CSN Overseas:
     60,000,000      6.55%, 12/8/00 .........................         59,596,083
     60,000,000      6.55%, 12/12/00 ........................         59,552,417
     40,000,000      6.55%, 12/15/00 ........................         39,679,778
                  Eaton Corp.:
     50,000,000      6.60%, 2/9/01ss ........................         49,083,333
     40,000,000      6.54%, 2/28/01ss .......................         39,135,267
                  Formosa Plastic Corp. USA:
     25,000,000      6.53%, 1/25/01 .........................         24,614,549
     25,000,000      6.53%, 1/31/01 .........................         24,587,340
     25,000,000      6.50%, 2/23/01 .........................         24,485,417
                  Homeside Lending, Inc.:
     80,000,000      6.56%, 1/12/01 .........................         78,950,400
     20,000,000      6.54%, 1/16/01 .........................         19,723,867
     50,000,000      6.565%, 1/17/01 ........................         49,297,910
     43,500,000      6.54%, 1/19/01 .........................         42,875,703
                  HSBC Bank Argentina S.A.
     50,000,000      6.41%, 6/15/01 .........................         47,987,972
                  Hylsa S.A. de C.V.:
     30,000,000      Series A, 6.55%, 1/17/01 ...............         29,579,708
     30,000,000      Series B, 6.55%, 1/17/01 ...............         29,579,708
                  Jefferson-Pilot Corp.:
     50,000,000      6.43%, 5/25/01+ ........................         48,169,236
     25,000,000      6.37%, 7/20/01+ ........................         23,845,437
                  KeyCorp
     67,000,000      6.53%-6.60%, 12/20/00 ..................         66,402,881

Short-Term Corporate Notes - (continued)
                  Knights Funding Corp. I:
$    20,000,000      6.54%, 2/7/01 ..........................    $    19,643,933
     20,000,000      6.43%, 5/2/01 ..........................         19,349,855
                  Knights Funding Corp. II:
     15,000,000      6.54%, 2/7/01 ..........................         14,732,950
     20,000,000      6.43%, 5/2/01 ..........................         19,349,855
                  Landesbank Hessen-Thueringen Girozentrale
     25,000,000      6.935%, 5/2/01 .........................         24,998,229
                  LG-Caltex Oil Corp.
     50,000,000      6.52%, 2/20/01 .........................         48,994,833
                  Mitsubishi Motors Credit of America, Inc.:
     20,000,000      6.60%, 11/1/00 .........................         20,000,000
     20,000,000      6.60%, 11/2/00 .........................         19,996,333
     75,000,000      6.58%-6.59%, 11/9/00 ...................         74,890,244
     23,000,000      6.60%, 11/10/00 ........................         22,962,050
     80,000,000      6.59%-6.63%, 11/13/00 ..................         79,823,600
     40,000,000      6.60%, 11/13/00 ........................         39,912,000
     50,000,000      6.59%, 11/17/00 ........................         49,853,556
                  National Bank of Canada, New York
     25,000,000      6.59%, 12/1/00 .........................         24,862,708
                  Northern Rock PLC:
     25,000,000      6.52%, 2/13/01 .........................         24,529,111
     25,000,000      6.53%, 2/14/01 .........................         24,523,854
                  NSTAR, Inc.
     43,750,000      6.57%, 11/14/00ss ......................         43,646,203
                  Omnicom Finance, Inc.:
     30,000,000      6.58%, 11/6/00 .........................         29,972,583
     25,000,000      6.58%, 11/7/00 .........................         24,972,583
     30,000,000      6.59%, 11/8/00 .........................         29,961,558
     31,500,000      6.58%, 11/13/00 ........................         31,430,910
     25,000,000      6.58%, 11/14/00 ........................         24,940,597
     30,000,000      6.58%, 11/15/00 ........................         29,923,233
     22,000,000      6.59%, 11/16/00 ........................         21,939,592
     35,000,000      6.59%, 11/20/00 ........................         34,878,268
     20,769,000      6.57%, 11/21/00 ........................         20,693,193
     20,000,000      6.585%, 11/22/00 .......................         19,923,175
     30,000,000      6.58%, 11/27/00 ........................         29,857,433
     20,000,000      6.585%, 12/4/00 ........................         19,879,275
                  Orix America, Inc.
     40,000,000      6.57%, 11/13/00ss ......................         39,912,400
                  Qwest Corp.
     71,000,000      6.70%, 1/26/01 .........................         69,863,606
                  Sigma Finance, Inc.:
     35,000,000      6.50%, 12/5/00+ ........................         34,785,139
     20,000,000      6.56%, 1/11/01+ ........................         19,741,244
     50,000,000      6.55%, 1/25/01+ ........................         49,226,736
     50,000,000      6.52%, 2/21/01+ ........................         48,985,778
     50,000,000      6.42%, 4/23/01+ ........................         48,457,417
    100,000,000      6.45%, 6/4/01+ .........................         96,147,917
                  Swedbank Foreningssparbanken A.B.,
                     New York
     50,000,000      6.50%, 5/11/01 .........................         48,275,694
                  Textron Financial Corp.:
     50,000,000      6.55%, 11/30/00 ........................         49,736,181
     25,000,000      6.57%, 1/4/01 ..........................         24,708,000
     25,000,000      6.60%, 1/5/01 ..........................         24,702,083
     72,000,000      6.58%, 1/16/01 .........................         70,999,840
                  Unibanco Uniao de Bancos Brasileiros S.A.:
     40,000,000      6.425%, 4/11/01 ........................         38,850,639
     25,000,000      6.42%, 4/12/01 .........................         24,277,750
     65,000,000      6.49%, 7/13/01 .........................         62,023,614
                  Unifunding, Inc.
     50,000,000      6.53%, 1/22/01 .........................         49,256,306
                  Zen-Noh Unico America Corp.
     30,000,000      6.585%, 11/17/00 .......................         29,912,200
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (cost $3,397,441,677) ......      3,397,441,677
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

18  Janus Income Funds / October 31, 2000

SCHEDULE OF INVESTMENTS

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Taxable Variable Rate Demand Notes - 6.0%
                  Bannockburn Associates L.L.C.
$     9,465,000      6.70%, 4/1/27 ..........................    $     9,465,000
                  Bell County, Texas Health Facilities
                     Development Corp. Revenue, (Scott
                     & White Memorial Hospital):
     23,100,000      Series B1, 6.62%, 8/15/29 ..............         23,100,000
     32,300,000      Series B2, 6.62%, 8/15/29 ..............         32,300,000
                  Breckenridge Terrace L.L.C.
     14,980,000      6.62%, 5/1/39 ..........................         14,980,000
                  Brosis Finance L.L.C.
     22,700,000      6.62%, 9/1/19 ..........................         22,700,000
                  Capital One Funding Corp.
     22,393,000      6.65%, 12/2/19 .........................         22,393,000
                  Carolina Medi-Plan, Inc.
     20,000,000      6.62%, 6/1/22 ..........................         20,000,000
     48,000,000   CMCFC Mount Vernon L.P.
                     Multifamily Housing, Virginia
                     6.62%, 1/1/10 ..........................         48,000,000
                  Crouse Health Hospital, Inc.
     15,060,000      6.90%, 7/1/17 ..........................         15,060,000
                  Crozer-Keystone Health Systems
     24,525,000      6.70%, 12/15/21 ........................         24,525,000
                  Eagle County, Colorado Housing Facility
                     Revenue, (BC Housing L.L.C. Project)
                     Series A:
      9,100,000      6.62%, 6/1/27 ..........................          9,100,000
      8,000,000      6.67%, 5/1/39 ..........................          8,000,000
     15,000,000   Eufaula, Alabama Industrial Development
                     Board, (Chia Tai Project)
                     6.75%, 6/1/13 ..........................         15,000,000
                  Grant Hospital L.L.C.
     20,000,000      6.70%, 7/1/19 ..........................         20,000,000
                  HHH Supply and Investment Co.
     15,000,000      6.70%, 7/1/29 ..........................         15,000,000
     16,300,000   Lenexa, Kansas Industrial Revenue
                     (Labone, Inc. Project), Series A
                     6.70%, 9/1/09 ..........................         16,300,000
     59,000,000   Los Angeles, California Community
                     Redevelopment Agency, Series A
                     6.70%, 12/1/18 .........................         59,000,000
                  Louisiana Health Systems Corp. Revenue
     20,675,000   Series B, 6.62%, 10/1/22 ..................         20,675,000
     34,805,000   Montgomery, Alabama BMC Special Care
                     Facilities Financing Authority, (Baptist
                     Medical Center), Series C
                     6.60%, 11/15/29 ........................         34,805,000
                  Patrick Schaumburg Automobiles, Inc.
      8,000,000      6.70%, 7/1/08 ..........................          8,000,000
                  Racetrac Capital L.L.C.
     37,000,000      6.62%, 4/1/18 ..........................         37,000,000
                  Rehau, Inc.
     25,000,000      6.80%, 10/1/19 .........................         25,000,000
                  St. Francis Place L.P.
     16,700,000      6.70%, 12/1/08+ ........................         16,700,000
                  St. George Wellness Center
     20,000,000      6.70%, 9/1/40 ..........................         20,000,000
                  Sempra Energy Employee Stock Ownership
     60,000,000      Plan & Trust, Series 1999, 6.72%, 11/1/14+       60,000,000
                  Texas Veterans Housing Assistance, Series A-2
     37,500,000      6.60%, 12/1/29 .........................         37,500,000
      5,005,000   Union City, Tennessee Industrial
                     Development Board, (Cobank
                     L.L.C. Project), 6.65%, 1/1/25 .........          5,005,000
--------------------------------------------------------------------------------
Total Taxable Variable Rates Demand Notes
   (cost $639,608,000) ......................................        639,608,000
--------------------------------------------------------------------------------
Floating Rate Notes - 20.8%
                  American Honda Finance Corp.:
$    25,000,000      6.78813%, 1/16/01+ .....................    $    24,998,975
     50,000,000      6.61%, 2/16/01+ ........................         49,998,096
     50,000,000      6.66%, 6/14/01+ ........................         50,000,000
     50,000,000      6.66%, 6/22/01+ ........................         50,000,000
                  Associates Corp. N.A.
     75,000,000      6.66%, 6/26/01 .........................         75,000,000
                  AT&T Corp.
     50,000,000      6.65%, 7/19/01 .........................         50,000,000
                  Bank of America N.A.
     50,000,000      6.78%, 9/6/01 ..........................         50,031,348
                  Bank One Corp.:
     50,000,000      6.67%, 1/3/01 ..........................         50,000,000
     25,000,000      6.795%, 3/23/01 ........................         25,012,849
     25,000,000      6.95438%, 4/4/01 .......................         25,015,007
                  Bank One N.A.:
     50,000,000      6.69%, 4/19/01 .........................         49,982,128
     50,000,000      6.70875%, 6/21/01 ......................         50,003,935
     25,000,000      6.81%, 9/6/01 ..........................         25,022,199
                  Bear Stearns & Companies, Inc.:
     30,900,000      6.756375%, 2/6/01 ......................         30,963,590
     31,600,000      6.82%, 2/16/01 .........................         31,611,627
     29,250,000      6.81875%, 3/2/01 .......................         29,262,366
                  CIT Group, Inc.:
     20,000,000      6.64%, 5/9/01 ..........................         19,993,268
     50,000,000      6.0375%, 6/6/01 ........................         49,985,529
     20,000,000      6.9725%, 7/9/01 ........................         20,007,680
     50,000,000      6.71313%, 7/16/01 ......................         49,966,058
                  Comerica Bank
     50,000,000      6.61%, 11/20/00 ........................         49,998,469
                  Commerzbank A.G., New York
     25,000,000      6.585%, 6/28/01 ........................         24,994,472
                  Countrywide Home Loans, Inc.:
     50,000,000      6.69%, 5/21/01 .........................         50,000,000
     50,000,000      6.74%, 5/22/01 .........................         49,997,233
     50,000,000      6.76%, 9/5/01 ..........................         49,995,899
     50,000,000      6.77%, 9/5/01 ..........................         50,000,000
                  First Union National Bank:
     50,000,000      6.82%, 11/22/00 ........................         50,000,000
     50,000,000      6.61938%, 5/18/01 ......................         50,000,000
     25,000,000      6.73938%, 6/8/01 .......................         25,012,610
     25,000,000      6.6175%, 7/17/01 .......................         25,000,000
     50,000,000      6.69%, 7/26/01 .........................         49,996,342
                  First USA Bank N.A.
     25,000,000      6.88%, 7/19/01 .........................         25,030,128
                  Fleet National Bank:
     20,000,000      6.84%, 12/14/00 ........................         20,002,791
     30,000,000      6.98%, 8/3/01 ..........................         30,060,814
                  Household Finance Corp.
     50,000,000      6.65%, 11/16/00 ........................         50,000,000
                  National Bank of Canada, New York
     25,000,000      6.82%, 11/22/00 ........................         24,999,441
                  National Bank of Commerce
     50,000,000      6.67%, 7/20/01 .........................         50,017,447
                  National Rural Utilities
                     Cooperative Finance Corp.
     50,000,000      6.73%, 7/20/01 .........................         49,989,524
                  Northern Rock PLC
     45,000,000      6.62%, 4/20/01+ ........................         45,000,000
                  Sigma Finance, Inc.
    100,000,000      6.68%, 7/19/01+ ........................         99,986,117
                  Skandinaviska Enskilda Banken:
     25,000,000      6.64%, 1/19/01 .........................         24,998,407
     25,000,000      6.59%, 6/28/01 .........................         24,995,262

See Notes to Schedules of Investments.

                                       Janus Income Funds / October 31, 2000  19

Janus | Money Market Fund

SCHEDULE OF INVESTMENTS

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Floating Rate Notes - (continued)
                  Societe Generale, New York:
$    50,000,000      6.60%, 11/9/00 .........................    $    49,999,235
     50,000,000      6.59%, 12/4/00 .........................         49,996,464
     25,000,000      6.57%, 12/18/00 ........................         24,996,935
                  SouthTrust Bank N.A.
    100,000,000      6.65%, 5/3/01 ..........................         99,969,480
                  Standard Chartered Bank, New York
     50,000,000      6.60%, 11/20/00 ........................         49,998,215
                  Textron Financial Corp.
     75,000,000      6.75%, 2/26/01ss .......................         75,001,170
                  U.S. Bank N.A.
     26,000,000      6.83938%, 11/15/00 .....................         26,001,369
                  Unilever Capital Corp.
     50,000,000      6.68313%, 9/7/01 .......................         50,000,000
                  Zurich Capital Markets, Inc.
     50,000,000      6.72%, 7/26/10ss .......................         50,000,000
--------------------------------------------------------------------------------
Total Floating Rate Notes (cost $2,202,892,479) .............      2,202,892,479
--------------------------------------------------------------------------------
Loan Participations - 1.6%
                  GMAC Mortgage Corp.:
    100,000,000      6.6615%, 11/1/00 .......................        100,000,000
     70,000,000      6.66%, 12/1/00ss .......................         69,611,337
--------------------------------------------------------------------------------
Total Loan Participations (cost $169,611,337) ...............        169,611,337
--------------------------------------------------------------------------------
Certificates of Deposit - 15.8%
                  Bank of Nova Scotia:
     25,000,000      6.695%, 2/12/01 ........................         24,996,319
     25,000,000      6.76%, 2/22/01 .........................         24,997,064
                  Bank One N.A.:
     25,000,000      6.71%, 2/12/01 .........................         24,996,655
     50,000,000      6.78%, 3/8/01 ..........................         50,000,000
     25,000,000      6.90%, 4/30/01 .........................         24,998,248
                  Banque Nationale de Paris, Chicago:
     50,000,000      6.70%, 2/8/01 ..........................         49,978,596
     25,000,000      6.88%, 4/30/01 .........................         24,997,664
                  Bayreische Hypo Und Vereinsbank A.G.
                     New York:
     25,000,000      6.71%, 2/13/01 .........................         24,997,298
     25,000,000      6.95%, 5/2/01 ..........................         25,000,000
                  BNP Paribas S.A., New York
     25,000,000      6.73%, 2/7/01 ..........................         24,997,453
                  Canadian Imperial Bank of Commerce,
                     New York
     25,000,000      7.05%, 5/3/01 ..........................         24,998,814
                  Commerzbank A.G., New York:
     50,000,000      6.745%, 2/22/01 ........................         49,994,127
     25,000,000      6.82%, 3/28/01 .........................         24,995,228
     31,000,000      6.83%, 4/27/01 .........................         30,997,150
                  Compagnie Financiere de CIC et de L'Union
                     Europeene:
     24,000,000      6.39%, 12/20/00 ........................         23,999,693
     25,000,000      6.85%, 4/18/01 .........................         24,996,728
     25,000,000      7.475%, 6/4/01 .........................         24,995,146
                  Deutsche Bank A.G., New York:
     25,000,000      6.71%, 1/25/01 .........................         25,000,000
     25,000,000      6.71%, 2/14/01 .........................         24,997,271
     27,000,000      6.75%, 2/22/01 .........................         26,996,037
                  KBC Bank N.V., New York
     25,000,000      6.75%, 2/20/01 .........................         24,997,117
                  LaSalle Bank N.A.
     25,000,000      6.70%, 2/1/01 ..........................         24,997,011

Certificates of Deposit - (continued)
                  Merita Bank PLC, New York:
$    25,000,000      6.70%, 2/2/01 ..........................    $    24,996,978
     25,000,000      6.73%, 2/8/01 ..........................         24,997,427
     50,000,000      6.755%, 2/28/01 ........................         50,000,000
     25,000,000      6.815%, 3/28/01 ........................         24,996,182
     25,000,000      6.81%, 4/17/01 .........................         24,996,748
     25,000,000      6.63%, 5/1/01 ..........................         25,000,000
     25,000,000      7.45%, 6/4/01 ..........................         24,995,838
                  Natexis Banque, New York:
     25,000,000      6.64%, 1/24/01 .........................         25,000,000
     25,000,000      6.78%, 2/2/01 ..........................         24,997,584
     50,000,000      6.77%, 2/8/01 ..........................         50,001,329
     50,000,000      6.77%, 2/26/01 .........................         50,003,141
     25,000,000      6.84%, 3/28/01 .........................         24,996,183
                  National Bank of Canada, New York
     25,000,000      6.75%, 2/9/01 ..........................         24,997,402
                  National Westminster Bank PLC, New York
     25,000,000      7.23%, 5/9/01 ..........................         24,996,332
                  NordDeutsche LandesBank
                     Girozentrale, New York:
     25,000,000      6.70%, 2/7/01 ..........................         24,996,816
     25,000,000      6.95%, 5/2/01 ..........................         25,000,000
                  Regions Bank
     25,000,000      6.70%, 2/2/01 ..........................         24,996,978
                  Skandinaviska Enskilda Banken:
     25,000,000      6.76%, 3/1/01 ..........................         25,000,000
     25,000,000      7.23%, 5/8/01 ..........................         24,996,960
                  Societe Generale, New York:
     25,000,000      6.81%, 4/18/01 .........................         24,996,727
     25,000,000      6.82%, 4/26/01 .........................         24,997,714
                  SouthTrust Bank N.A.
     50,000,000      6.78%, 1/24/01 .........................         50,000,000
                  Standard Chartered Bank, New York:
     25,000,000      6.655%, 1/23/01 ........................         24,999,717
     25,000,000      6.70%, 2/8/01 ..........................         24,996,783
     25,000,000      6.83%, 4/27/01 .........................         24,997,701
                  Svenska Handelsbanken A.B., New York:
     25,000,000      6.71%, 2/7/01 ..........................         24,996,816
     25,000,000      6.88%, 4/30/01 .........................         24,997,664
                  Swedbank Sparbanken Svenge A.B.
                     New York:
     25,000,000      6.72%, 2/7/01 ..........................         24,997,453
     28,000,000      6.74%, 2/22/01 .........................         27,996,711
     25,000,000      7.185%, 6/11/01 ........................         24,997,846
                  Toronto Dominion Bank, New York:
     25,000,000      6.30%, 12/20/00 ........................         24,998,402
     19,000,000      6.69%, 2/5/01 ..........................         18,996,796
                  UBS A.G., Stamford:
     25,000,000      6.135%, 11/29/00 .......................         24,998,811
     25,000,000      6.85%, 3/28/01 .........................         24,996,183
     25,000,000      6.82%, 4/27/01 .........................         24,997,701
                  Unibank A/S, New York:
     25,000,000      6.72%, 2/7/01 ..........................         24,997,453
     28,000,000      6.92%, 3/30/01 .........................         27,997,835
                  Westpac Banking Corp., New York
     20,000,000      6.64%, 4/12/01 .........................         20,002,322
--------------------------------------------------------------------------------
Total Certificates of Deposit (cost $1,676,850,152) .........      1,676,850,152
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

20  Janus Income Funds / October 31, 2000

SCHEDULE OF INVESTMENTS

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Put Bonds - 11.8%
                  Heller Financial, Inc. (seven day put)
$   150,000,000      6.805%, 1/12/01 ........................    $   150,000,000
                  JP Morgan, Inc. (seven day put)
    500,000,000      6.705%, 2/14/01 ........................        500,000,000
                  Lehman Brothers, Inc. (same day put)
    600,000,000      6.805%, 1/14/01 ........................        600,000,000
--------------------------------------------------------------------------------
Total Put Bonds (cost $1,250,000,000) .......................      1,250,000,000
--------------------------------------------------------------------------------
Repurchase Agreements - 11.8%
    400,000,000   BankAmerica Securities L.L.C., 6.73%
                     dated 10/31/00, maturing 11/1/00,
                     to be repurchased at $400,074,778
                     collateralized by $211,183,934 in
                     Asset Backed Securities, 0%-7.87%,
                     7/15/05-5/1/32, Aaa, AAA; $455,717,000
                     in Collateralized Mortgage Obligations,
                     0%-7.75%, 7/15/04-10/15/35, Aaa; with
                     respective values of $199,029,900
                     and $208,970,101 .......................        400,000,000
    200,000,000   Barclays Capital, Inc., 6.73%
                     dated 10/31/00, maturing 11/1/00,
                     to be repurchased at $200,037,389
                     collateralized by $203,077,874 in
                     Asset Backed Securities, 6.75%-8.25%,
                     11/2/02-9/15/27, AAA; with a value of
                     $204,000,000 ...........................        200,000,000
    150,000,000   Bear Stearns & Companies, Inc., 6.705%
                     dated 10/31/00, maturing 11/1/00,
                     to be repurchased at $150,027,938
                     collateralized by $476,785,977 in U.S.
                     Government Agencies, 0%-8.50%,
                     3/15/07-9/20/30 with a value
                     of $158,815,783 ........................        150,000,000
    500,000,000   Deutsche Bank Securities, Inc., 6.718%
                     dated 10/31/00, maturing 11/1/00,
                     to be repurchased at $500,093,306
                     collateralized by $323,162,283 in Asset
                     Backed Securities, 1.839%-6.54%,
                     11/15/02-6/10/18, Aaa-AAA;
                     $1,429,441,459 in Collateralized
                     Mortgage Obligations, 0%-7.75%,
                     10/15/06-5/17/32, Aaa, AAA; $1,211,000
                     in Short-Term Corporate Notes, 0%,
                     12/18/00, P-1; with respective values
                     of $69,194,139, $439,605,450
                     and $1,200,696 .........................        500,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $1,250,000,000) ...........      1,250,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $10,636,403,645) - 100.3% .....     10,636,403,645
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.3%)     (32,679,656)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $10,603,723,989
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                       Janus Income Funds / October 31, 2000  21

Janus | Government Money Market Fund

SCHEDULE OF INVESTMENTS

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
U.S. Government Agency Notes - 16.4%
                  Fannie Mae:
$     5,000,000      4.85%, 11/20/00 ........................    $     4,996,517
      5,000,000      6.52%, 1/4/01 ..........................          4,942,044
     15,000,000      6.49%-6.50%, 1/11/01 ...................         14,807,906
     10,000,000      6.49%, 1/18/01 .........................          9,859,383
     10,000,000      6.49%, 1/25/01 .........................          9,846,764
      5,000,000      6.42%, 2/8/01 ..........................          4,911,725
      5,000,000      6.44%, 2/15/01 .........................          4,905,189
      5,000,000      6.48%, 2/22/01 .........................          4,997,654
      5,000,000      6.445%, 2/23/01 ........................          4,997,103
      5,000,000      6.44%, 3/1/01 ..........................          4,892,667
      5,000,000      6.39%, 3/15/01 .........................          4,881,075
      5,000,000      6.39%, 3/29/01 .........................          4,868,650
      5,000,000      6.30%, 6/6/01 ..........................          4,810,125
     12,000,000      6.47%, 6/11/01 .........................         11,521,220
                  Federal Home Loan Bank System:
      5,000,000      6.49%, 1/24/01 .........................          4,924,283
      5,000,000      6.42%, 1/26/01 .........................          4,923,317
      5,000,000      6.41%, 2/7/01 ..........................          4,912,753
      5,000,000      6.43%, 8/1/01 ..........................          4,997,195
                  Freddie Mac:
      5,000,000      6.43%, 2/1/01 ..........................          4,917,839
      5,000,000      6.45%, 3/1/01 ..........................          4,892,500
      5,000,000      6.285%, 3/29/01 ........................          4,870,808
      4,570,000      6.65%, 4/11/01 .........................          4,434,087
     23,169,000      6.27%-6.65%, 4/26/01 ...................         22,439,094
      5,000,000      6.71%, 5/24/01 .........................          4,809,883
      3,412,000      6.29%, 6/21/01 .........................          3,273,693
     20,000,000      6.26%-6.52%, 7/19/01 ...................         19,080,972
      7,511,000      6.20%-6.24%, 9/13/01 ...................          7,100,479
                  Sallie Mae
      5,000,000      6.55%, 2/14/01 .........................          4,999,283
--------------------------------------------------------------------------------
Total U.S. Government Agency Notes (cost $195,814,208) ......        195,814,208
--------------------------------------------------------------------------------
U.S. Government Agency Variable Notes - 8.4%
                  Fannie Mae:
     10,000,000      6.46%, 11/22/00 ........................          9,999,541
     10,000,000      6.48%, 11/2/01 .........................          9,990,405
                  Federal Home Loan Bank System:
     10,000,000      6.804%, 5/24/01 ........................          9,995,143
     10,000,000      6.428%, 7/17/01 ........................          9,995,759
     15,000,000      6.42%, 8/15/01 .........................         14,991,903
     10,000,000      6.43%, 8/15/01 .........................          9,994,602
     15,000,000      6.46%, 8/17/01 .........................         14,991,888
     10,000,000      6.43%, 9/26/01 .........................          9,993,828
                  Freddie Mac
     10,000,000      6.43%, 7/19/01 .........................          9,995,726
--------------------------------------------------------------------------------
Total U.S. Government Agency Variable Notes
   (cost $99,948,795) .......................................         99,948,795
--------------------------------------------------------------------------------
U.S. Government Guarantee Notes and Loans - 20.8%
                  Army and Air Force Exchange
     35,000,000      6.62%, 11/6/00 .........................         35,000,000
                  Navy Exchange Service Command
     24,500,000      6.69%, 11/1/00 .........................         24,500,000
                  Washington Aircraft Hire
    188,895,084      6.59%, 11/6/00 .........................        188,895,084
--------------------------------------------------------------------------------
Total U.S. Government Guarantee Notes and Loans
   (cost $248,395,084 ) .....................................        248,395,084
--------------------------------------------------------------------------------
Repurchase Agreements - 55.6%
$   103,800,000   ABN AMRO Securities, Inc., 6.59%
                     dated 10/31/00, maturing 11/1/00,
                     to be repurchased at $103,819,001
                     collateralized by $101,713,471 in
                     U.S. Government Agencies, 7.125%-
                     7.50%, 11/15/01-2/20/28; $3,801,000
                     in U.S. Treasuries, 6.25%, 7/31/02; with
                     respective values of $102,004,199
                     and $3,872,269 .........................    $   103,800,000
     38,400,000   ABN AMRO Securities, Inc., 6.63%
                     dated 10/31/00, maturing 11/1/00,
                     to be repurchased at $38,407,072
                     collateralized by $33,651,458
                     in U.S. Government Agencies,
                     7.125%-7.77%, 11/15/01-6/15/30;
                     with a value of $39,168,044 ............         38,400,000
     50,000,000   Bear Stearns & Companies, Inc., 6.705%
                     dated 10/31/00, maturing 11/1/00, to be
                     repurchased at $50,009,313 collateralized
                     by $67,286,643 in U.S. Government
                     Agencies, 0%-8.00%, 10/1/02-10/1/30
                     with a value of $52,739,697 ............         50,000,000
    175,000,000   CS First Boston, Inc., 6.675%
                     dated 10/31/00, maturing 11/1/00,
                     to be repurchased at $175,032,448
                     collateralized by $228,046,269 in U.S.
                     Government Agencies, 6.25%-8.00%,
                     2/15/14-11/25/30 with a value
                     of $182,438,360 ........................        175,000,000
    295,000,000   Deutsche Bank Securities, Inc., 6.68%
                     dated 10/31/00, maturing 11/1/00,
                     to be repurchased at $295,054,739
                     collateralized by $818,443,676 in
                     U.S. Government Agencies, 0%-8.00%,
                     11/9/00-3/15/29; $27,714,612 in
                     U.S. Treasuries, 0%-6.875%,
                     4/5/01-5/15/17; with respective
                     values of $282,778,413 and $18,125,157 .        295,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $662,200,000 ) ............        662,200,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,206,358,087) - 101.2% ......      1,206,358,087
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.2%)     (14,715,437)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 1,191,642,650
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

22  Janus Income Funds / October 31, 2000

                                            Janus | Tax-Exempt Money Market Fund

SCHEDULE OF INVESTMENTS

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Municipal Securities - 99.6%
Alabama - 1.1%
                  Columbia Industrial Development Board
                     of Pollution Control Revenue
                     (Alabama Power Co. Project):
$       200,000      Series A, Variable Rate, 4.60%, 6/1/22 .    $       200,000
      2,200,000      Series B, Variable Rate, 4.60%, 5/1/22 .          2,200,000

                                                                       2,400,000

Arizona - 2.8%
      6,350,000   Tucson Industrial Development Authority
                     Multifamily Revenue
                     (Freedom Park Apartments Project)
                     Variable Rate, 4.85%, 12/1/07 ..........          6,350,000

California - 0.1%
                  Los Angeles Regional Airport
                     Improvement Corp. Lease Revenue
                     (American Airlines - L.A. International):
        100,000      Series A, Variable Rate, 4.65%, 12/1/24             100,000
        100,000      Series B, Variable Rate, 4.65%, 12/1/24             100,000

                                                                         200,000

Colorado - 16.3%
      1,585,000   Aurora Centretech Metropolitan District
                     Series A, Variable Rate, 4.00%, 12/1/28           1,585,000
      1,400,000   Boulder County Industrial Development
                     Revenue, (Mental Health Center Project)
                     Variable Rate, 4.50%, 11/1/14 ..........          1,400,000
      7,430,000   Centennial Downs Metropolitan District
                     Variable Rate, 4.45%, 12/1/28 ..........          7,430,000
                  Colorado Health Facilities Authority Revenue:
     14,960,000      (National Benevolent Association)
                     Series D, Variable Rate, 4.35%, 3/1/25 .         14,960,000
        845,000      (The Visiting Nurse Corp.), Variable Rate
                     4.70%, 7/1/22 ..........................            845,000
        400,000   Colorado Housing and Finance Authority
                     Multifamily Housing Revenue
                     (Winridge Apartments Project)
                     Variable Rate, 4.30%, 2/15/28 ..........            400,000
      2,800,000   Denver City and County Multifamily
                     Housing Revenue, (Ogden Residences
                     Project), Variable Rate, 4.70%, 12/1/09           2,800,000
                  Dove Valley Metropolitan District
                     Arapahoe County:
      2,500,000      4.40%, 5/1/20 ..........................          2,500,000
      1,000,000      Series B, 3.95%, 11/1/25 ...............          1,000,000
      1,000,000   Interstate South Metropolitan District
                     Series B, 3.95%, 11/1/14 ...............          1,000,000
      3,110,000   Stapleton Business Center Metropolitan
                     District, 4.00%, 12/1/17 ...............          3,110,000

                                                                      37,030,000

Delaware - 1.3%
      3,000,000   University of Delaware Revenue, 5.00%
                     3/15/03 ................................          3,007,466
Florida - 4.4%
      5,000,000   Gulf Breeze Healthcare Facilities Revenue
                     (Heritage Healthcare Project)
                     Variable Rate, 4.48%, 1/1/24 ...........          5,000,000
      4,900,000   Palm Beach County Educational Facilities
                     Authority Revenue, (Atlantic College
                     Project), Variable Rate, 4.40%, 12/1/12           4,900,000

                                                                       9,900,000

Georgia - 6.2%
$     1,200,000   Bartow County (Sales Tax), 4.40%, 5/1/01 ..    $     1,200,386
      1,000,000   Cobb County School District, 6.00%, 2/1/01           1,004,115
      7,000,000   Fulton County Housing Authority
                     Multifamily Housing Revenue
                     (Hampton Hills Apartments Project)
                     Variable Rate, 4.40%, 6/1/23 ...........          7,000,000
      5,000,000   South Georgia Hospital Authority Revenue
                     (Georgia Alliance Community Hospitals)
                     Series A, Variable Rate, 4.45%, 4/1/29 .          5,000,000

                                                                      14,204,501

Illinois - 3.9%
      5,400,000   Chicago Tax Increment, Series B, Variable
                     Rate, 4.45%, 12/1/14 ...................          5,400,000
      1,000,000   Illinois Civic Center, 4.15%, 12/15/00 ....          1,000,000
      2,400,000   Northlake Economic Development Revenue
                     (Dominick's Foods), Subseries B
                     Variable Rate, 4.65%, 1/1/02 ...........          2,400,000

                                                                       8,800,000

Indiana - 3.6%
      1,020,000   Indiana State Educational Facilities
                     Authority Revenue, (Franklin College)
                     Variable Rate, 4.40%, 10/1/19 ..........          1,020,000
      2,138,500   Kankakee Valley Independent School
                     Building Corp., (Tax Anticipated
                     Warrants), 4.70%, 12/29/00 .............          2,139,481
      5,100,000   Marion Economic Development Revenue
                     (Indiana Wesleyan University Project)
                     Variable Rate, 4.35%, 6/1/30 ...........          5,100,000

                                                                       8,259,481

Iowa - 4.6%
      1,250,000   Buffalo Pollution Control Revenue
                     (LaFarge Corp. Project), Series B
                     Variable Rate, 4.60%, 10/1/10 ..........          1,250,000
      2,100,000   Iowa Finance Authority Revenue
                     (Burlington Medical Center)
                     Variable Rate, 4.65%, 6/1/27 ...........          2,100,000
                  Iowa Higher Education Loan
                     Authority Revenue:
      3,000,000      (Briar Cliff), Variable Rate, 4.50%, 6/1/19       3,000,000
      1,500,000      (Grand View Project), Variable Rate
                     4.70%, 10/1/25 .........................          1,500,000
        600,000      (Palmer Chiropractic), Variable Rate
                     4.70%, 4/1/27 ..........................            600,000
      2,000,000   Iowa School Corporations Warrant
                     Certificates, (Iowa School Cash
                     Anticipation Program), 5.50%, 6/22/01 ..          2,012,333

                                                                      10,462,333

Kentucky - 0.9%
      2,080,000   Louisville Multifamily Revenue
                     (Station House Square), Variable Rate
                     4.70%, 7/15/19 .........................          2,080,000

Louisiana - 1.2%
        900,000   Louisiana Public Facilities Authority
                     Multifamily Housing Revenue Refunding
                     (River View), Variable Rate, 4.70%, 7/1/07          900,000

      1,800,000   Ouachita Parish Industrial Development
                     Revenue, (McRae's, Inc. Project)
                     Variable Rate, 4.85%, 7/1/04 ...........          1,800,000

                                                                       2,700,000

See Notes to Schedules of Investments.

                                       Janus Income Funds / October 31, 2000  23

Janus | Tax-Exempt Money Market Fund

SCHEDULE OF INVESTMENTS

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Michigan - 3.3%
$     1,015,000   Clarkston Community Schools
                     5.50%, 5/1/01 ..........................    $     1,020,825
        300,000   Farmington Hills Hospital Finance
                     Authority Hospital Revenue
                     (Botsford General Hospital)
                     Series B, Variable Rate, 4.65%, 2/15/16             300,000
      6,300,000   Holland Economic Development Corp.
                     (Thrifty Holland, Inc.), Variable Rate
                     4.65%, 3/1/13 ..........................          6,300,000

                                                                       7,620,825

Minnesota - 1.9%
      1,000,000   Perham Independent School District
                     No. 549, (General Obligation Aid
                     Anticipation Certificates of Indebtedness)
                     4.55%, 9/28/01 .........................          1,000,861
      2,000,000   St. Louis Park Health Care Facilities Revenue
                     (Nicollet Medical Center Project)
                     Series A, 8.625%, 1/1/21 ...............          2,014,258
      1,250,000   St. Paul Housing and Redevelopment
                     Authority Revenue, (Goodwill/Easter
                     Seals Project), Variable Rate, 4.40%, 8/1/25      1,250,000

                                                                       4,265,119

Mississippi - 0.5%
                  Mississippi Board of Trustees of Institutions
                     of Higher Learning:
        720,000      Series A, 5.00%, 10/15/01 ..............            723,966
        390,000      Series B, 4.20%, 1/15/01+ ..............            390,000

                                                                       1,113,966

Missouri - 2.5%
                  Missouri Health and Educational
                     Facilities Authority Revenue
                     (Washington University):
      1,700,000      Series C, Variable Rate, 4.60%, 3/1/40 .          1,700,000
        900,000      Series D, Variable Rate, 4.60%, 9/1/30 .            900,000
      3,175,000   Missouri Health and Educational Facilities
                     Authority School District Advance
                     Funding, (Jasper County School District
                     Project), Series G, 5.00%, 10/1/01 .....          3,192,348

                                                                       5,792,348

Nebraska - 0.5%
      1,205,000   Lancaster County, 4.00%, 11/15/00 .........          1,205,088

Nevada - 1.1%
      2,000,000   Clark County Economic Development
                     Revenue, (Lutheran Secondary School
                     Association Project), Variable Rate
                     4.50%, 2/1/30 ..........................          2,000,000
        600,000   Reno Hospital Revenue, (St. Mary's Regional
                     Medical Center), Series B, Variable Rate
                     4.65%, 5/15/23 .........................            600,000

                                                                       2,600,000

New Hampshire - 1.3%
      3,000,000   Nashua, Anticipation Notes
                     4.70%, 12/14/00 ........................          3,000,337

New York - 0.7%
$     1,500,000   Long Island Power Authority Electric
                     System Revenue, Series 6
                     Variable Rate, 4.55%, 5/1/33 ...........    $     1,500,000

Ohio - 0.4%
      1,000,000   Clinton County Hospital Revenue
                     (Ohio Hospital Capital, Inc.)
                     Variable Rate, 4.45%, 6/1/28 ...........          1,000,000

Oklahoma - 0.4%
        800,000   Oklahoma City Industrial and Cultural
                     Facilities Trust Revenue, (Oklahoma
                     Christian College), Variable Rate
                     4.65%, 7/1/15 ..........................            800,000

Oregon - 0.9%
      2,160,000   Oregon Health, Housing, Educational and
                     Cultural Facilities Authority
                     (Quatama Crossing Housing Project)
                     Variable Rate, 4.35%, 1/1/31 ...........          2,160,000

Pennsylvania - 8.0%
      5,000,000   Allegheny County Hospital Development
                     Authority Revenue, (South Hills Health
                     System), Variable Rate, 4.30%, 4/1/08 ..          5,000,000
                  Allegheny County Industrial Development
                     Authority Revenue:
      1,900,000      (Longwood at Oakmont, Inc.)
                     Series C, Variable Rate, 4.60%, 7/1/27 .          1,900,000
      4,000,000      (Zoological Society)
                     Series A, 4.80%, 6/1/19 ................          4,000,000
      1,600,000   Pennsylvania Higher Educational Facilities
                     Authority College and University
                     Revenues, (Carnegie - Mellon University)
                     5.00%, 11/1/00 .........................          1,600,000
                  Pennsylvania Higher Educational Facilities
                     Authority Revenue:
      2,700,000      (Association of Independent Colleges
                     and Universities), Series D-1, 4.35%
                     5/1/29 .................................          2,700,000
      1,700,000      (Council of Independent Colleges and
                     Universities Financing Program)
                     Series B-8, 4.40%, 11/1/07 .............          1,700,000
      1,300,000   Venango Industrial Development Authority
                     Pollution Control Revenue
                     (Pennzoil Co. Project), Variable Rate
                     4.65%, 12/1/12 .........................          1,300,000

                                                                      18,200,000

Rhode Island - 3.4%
      7,800,000   Rhode Island Health and Educational
                     Building Corp. Educational Institution
                     Revenue, (St. George's School Issue)
                     Variable Rate, 4.40%, 9/1/30 ...........          7,800,000

South Carolina - 0.4%
        900,000   Columbia Waterworks and Sewer System
                     Revenue, 7.10%, 2/1/12 .................            924,059

See Notes to Schedules of Investments.

24  Janus Income Funds / October 31, 2000

SCHEDULE OF INVESTMENTS

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Tennessee - 3.1%
$     5,000,000   Memphis Health, Educational and Housing
                     Facilities Board of Revenue
                     (Not-For-Profit Multifamily Program)
                     Variable Rate, 4.48%, 8/1/32 ...........    $     5,000,000
      2,000,000   Signal Mountain Health, Educational and
                     Housing Facilities Board of Revenue
                     (Alexian Village), Variable Rate
                     4.40%, 1/1/28 ..........................          2,000,000

                                                                       7,000,000

Texas - 10.3%
      8,105,000   Bexar County Housing Finance Corp.
                     Multifamily Housing Revenue
                     (Mitchell Village Apartments Project)
                     Series A, Variable Rate, 4.30%, 2/15/30           8,105,000
        935,000   Birdville Independent School District
                     4.25%, 2/15/01 .........................            934,992
                  Grapevine Industrial Development Corp.
                     Revenue, (American Airlines):
        400,000      Series A-2, Variable Rate, 4.65%, 12/1/24           400,000
        100,000      Series A-4, Variable Rate, 4.65%, 12/1/24           100,000
        300,000      Series B-3, Variable Rate, 4.65%, 12/1/24           300,000
        500,000      Series B-4, Variable Rate, 4.65%, 12/1/24           500,000
                  Lone Star Airport Improvement Authority:
        100,000      Series A-1, Variable Rate, 4.65%, 12/1/14           100,000
        100,000      Series A-3, Variable Rate, 4.65%, 12/1/14           100,000
        400,000      Series A-4, Variable Rate, 4.65%, 12/1/14           400,000
        800,000      Series B-2, Variable Rate, 4.65%, 12/1/14           800,000
        900,000      Series B-5, Variable Rate, 4.65%, 12/1/14           900,000
      7,700,000   North Central Health Facilities Development
                     Corp. Revenue, (Presbyterian Medical
                     Center), Series C, Variable Rate
                     4.65%, 12/1/15 .........................          7,700,000
        950,000   San Antonio Electric and Gas, 5.25%, 2/1/01            952,303
      2,090,000   Texas Department of Housing and
                     Community Affairs Multifamily Revenue
                     (High Point III), Series A, Variable Rate
                     4.40%, 2/1/23 ..........................          2,090,000

                                                                      23,382,295

Utah - 1.3%
      3,000,000   Intermountain Power Agency Power
                     Supply Revenue, Series B, zero coupon
                     7/1/01 .................................          2,909,733

Virginia - 4.8%
                  Suffolk Redevelopment and Housing
                     Authority Multifamily Housing Revenue:
      5,229,000      (Rental-Windsor Fieldstone)
                     Variable Rate, 4.85%, 12/1/07 ..........          5,229,000
      5,757,000      (Rental-Windsor Potomac)
                     Variable Rate, 4.85%, 12/1/07 ..........          5,757,000

                                                                      10,986,000

Washington - 4.7%
$       600,000   Clark County School District No. 037
                     7.125%, 12/1/00 ........................    $       601,343
                  Washington State Housing Finance
                     Commission Nonprofit Housing Revenue:
      1,500,000      (Emerald Heights Project), Variable Rate
                     4.60%, 1/1/21 ..........................          1,500,000
      3,155,000      (Nikkei Concerns Project), Variable Rate
                     4.35%, 10/1/19 .........................          3,155,000
        300,000      (YMCA Snohomish County Project)
                     Variable Rate, 4.75%, 6/1/27 ...........            300,000
      5,000,000   Washington State, Series B, 6.75%, 6/1/01 .          5,065,693

                                                                      10,622,036

Wisconsin - 3.7%
      3,000,000   Milwaukee Redevelopment Authority
                     Revenue, (Wisconsin Humane Society
                     Income Project), Variable Rate
                     4.35%, 3/1/19 ..........................          3,000,000
                  Wisconsin Health and Educational Facilities
                     Authority Revenue:
      2,165,000      (Monroe Joint Venture, Inc.), Variable Rate
                     4.40%, 1/1/30 ..........................          2,165,000
      1,000,000      (Riverview Hospital Association)
                     Series B, Variable Rate, 4.70%, 10/1/26           1,000,000
      2,100,000      (Wausau Hospitals, Inc.), Series B
                     6.70%, 8/15/20 .........................          2,155,560

                                                                       8,320,560
--------------------------------------------------------------------------------
Total Investments (total cost $226,596,147) - 99.6% .........        226,596,147
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.4%            968,881
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   227,565,028
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                       Janus Income Funds / October 31, 2000  25

Statements of | Assets & Liabilities - Bond Funds

                                                                                                Janus        Janus
                                                                      Janus        Janus       Federal     Short-Term
As of October 31, 2000                                          Flexible Income  High-Yield   Tax-Exempt      Bond
(all numbers in thousands except net asset value per share)            Fund         Fund         Fund         Fund
---------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                                                 $1,075,858   $  319,628   $   78,985   $  143,914
---------------------------------------------------------------------------------------------------------------------
Investments at value                                                $1,063,533   $  309,345   $   78,006   $  143,015
---------------------------------------------------------------------------------------------------------------------
   Cash                                                                     79          443          743          230
   Receivables:
      Investments sold                                                   9,462       15,790           --        1,735
      Fund shares sold                                                   3,223        1,153           90          793
      Interest                                                          17,616        5,418        1,489        2,358
   Other assets                                                              3            2           --           --
---------------------------------------------------------------------------------------------------------------------
Total Assets                                                         1,093,916      332,151       80,328      148,131
---------------------------------------------------------------------------------------------------------------------
Liabilities:
   Payables:
      Investments purchased                                             10,202       30,804           --        6,617
      Fund shares repurchased                                            1,806          812          139        1,473
      Dividends                                                            556          303           53           28
      Advisory fee                                                         530          190           26           32
      Transfer agent fee                                                   191           57           15           32
   Accrued expenses                                                        208           61           39           50
---------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                       13,493       32,227          272        8,232
---------------------------------------------------------------------------------------------------------------------
Net Assets                                                          $1,080,423   $  299,924   $   80,056   $  139,899
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)      120,231       30,486       11,879       48,995
---------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                           $     8.99   $     9.84   $     6.74   $     2.86
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

26  Janus Income Funds / October 31, 2000

                                         Statements of | Operations - Bond Funds

                                                                                          Janus       Janus
                                                                 Janus        Janus      Federal    Short-Term
For the fiscal year ended October 31, 2000                  Flexible Income High-Yield  Tax-Exempt     Bond
(all numbers in thousands)                                        Fund         Fund        Fund        Fund
-------------------------------------------------------------------------------------------------------------
Investment Income:
   Interest                                                     $  89,370    $ 26,808    $  4,465    $  8,233
   Dividends                                                        2,761         146          --          --
-------------------------------------------------------------------------------------------------------------
Total Investment Income                                            92,131      26,954       4,465       8,233
-------------------------------------------------------------------------------------------------------------

Expenses:
   Advisory fees                                                    6,559       2,141         467         837
   Transfer agent fees and expenses                                 2,197         593         172         302
   Registration fees                                                  168         110          74          95
   Postage and mailing expenses                                        54          20           7          12
   Custodian fees                                                     103          53          31          36
   Printing expenses                                                   88          34          17          26
   Audit fees                                                          24          17           8           7
   Trustees' fees and expenses                                          2           1           1           1
   Other expenses                                                      35          18          16          15
-------------------------------------------------------------------------------------------------------------
Total Expenses                                                      9,230       2,987         793       1,331

Expense and Fee Offsets                                             (237)        (94)        (15)        (18)

Net Expenses                                                        8,993       2,893         778       1,313

Less: Excess Expense Reimbursement                                     --        (35)       (272)       (476)

Net Expenses after Expense Reimbursement                            8,993       2,858         506         837

Net Investment Income                                              83,138      24,096       3,959       7,396
-------------------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain/(Loss) on Investments:
   Net realized gain/(loss) from securities transactions         (61,182)     (6,557)     (3,668)         109
   Net realized gain/(loss) from foreign currency transactions        371       (434)          --          --
   Net realized gain from futures and/or options contracts          1,579          --       (294)          --
   Change in net unrealized appreciation or depreciation
      of investments and foreign currency translations             13,594         207       4,778         744
-------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments           (45,638)     (6,784)         816         853

Net Increase in Net Assets Resulting from Operations            $  37,500    $ 17,312    $  4,775    $  8,249
-------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                       Janus Income Funds / October 31, 2000  27

Statements of | Changes in Net Assets - Bond Funds

                                                                     Janus                         Janus
                                                                Flexible Income                  High-Yield
For the fiscal year ended October 31                                  Fund                          Fund
(all numbers in thousands)                                     2000           1999           2000           1999
-------------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income                                   $    83,138    $    82,789    $    24,096    $    25,150
   Net realized gain/(loss) from investment and
      foreign currency transactions                           (59,232)       (25,147)        (6,991)       (16,857)
   Change in unrealized net appreciation/(depreciation)
      of investments and foreign currency translations          13,594       (40,980)            207         11,471
-------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
   from Operations                                              37,500         16,662         17,312         19,764
-------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income*                                     (81,041)       (82,789)       (23,852)       (25,150)
   Net realized gain from investment transactions*                  --             --             --             --
   Distributions (in excess of realized gains)*                     --       (12,257)             --          (128)
   Tax return of capital                                         (674)            --           (192)             --
-------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                 (81,715)       (95,046)       (24,044)       (25,278)
-------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold                                                 437,872        825,274        305,304        365,566
   Reinvested dividends and distributions                       70,966         82,496         19,220         20,506
   Shares repurchased                                        (663,598)      (653,579)      (282,344)      (384,299)
-------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions      (154,760)        254,191         42,180          1,773
-------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                        (198,975)        175,807         35,448        (3,741)
Net Assets:
   Beginning of period                                       1,279,398      1,103,591        264,476        268,217
-------------------------------------------------------------------------------------------------------------------
   End of period                                           $ 1,080,423    $ 1,279,398    $   299,924    $   264,476
-------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
   Capital (par value and paid-in surplus)*                $ 1,174,010    $ 1,329,438    $   335,017    $   293,059
   Accumulated net investment income/(loss)*                     (113)            845           (41)            (2)
   Accumulated net realized gain/(loss)
      from investments*                                       (81,143)       (24,960)       (24,768)       (18,090)
   Unrealized appreciation/(depreciation) of
      investments and foreign currency translations           (12,331)       (25,925)       (10,284)       (10,491)
-------------------------------------------------------------------------------------------------------------------
                                                           $ 1,080,423    $ 1,279,398    $   299,924    $   264,476
-------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
   Shares sold                                                  47,632         84,300         29,797         34,587
   Reinvested distributions                                      7,756          8,502          1,887          1,952
-------------------------------------------------------------------------------------------------------------------
Total                                                           55,388         92,802         31,684         36,539
-------------------------------------------------------------------------------------------------------------------
   Shares repurchased                                         (72,002)       (67,277)       (27,572)       (36,321)
Net Increase/(Decrease) in Fund Shares                        (16,614)         25,525          4,112            218
Shares Outstanding, Beginning of Period                        136,845        111,320         26,374         26,156
-------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                              120,231        136,845         30,486         26,374
-------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities
   (excluding short-term securities):
      Purchases of securities                              $ 1,066,320    $ 1,346,096    $   669,936    $   805,894
      Proceeds from sales of securities                      1,387,005      1,024,247        684,537        823,825
      Purchases of long-term U.S. government obligations       665,758        223,265             --         35,637
      Proceeds from sales of long-term U.S.
         government obligations                                536,521        354,717             --         41,215

                                                                     Janus                         Janus
                                                               Federal Tax-Exempt             Short-Term Bond
For the fiscal year ended October 31                                  Fund                          Fund
(all numbers in thousands)                                     2000           1999           2000           1999
-------------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income                                   $     3,959    $     4,901    $     7,396    $     7,599
   Net realized gain/(loss) from investment and
      foreign currency transactions                            (3,962)        (1,455)            109        (1,384)
   Change in unrealized net appreciation/(depreciation)
      of investments and foreign currency translations           4,778        (7,923)            744        (2,037)
-------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
   from Operations                                               4,775        (4,477)          8,249          4,178
-------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income*                                      (3,959)        (4,901)        (7,396)        (7,599)
   Net realized gain from investment transactions*                  --             --             --             --
   Distributions (in excess of realized gains)*                     --             --             --             --
   Tax return of capital                                            --             --             --             --
-------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                  (3,959)        (4,901)        (7,396)        (7,599)
-------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold                                                  48,754         89,632        184,230        248,335
   Reinvested dividends and distributions                        3,151          4,034          6,790          6,859
   Shares repurchased                                         (68,864)       (79,714)      (190,982)      (253,671)
-------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions       (16,959)         13,952             38          1,523
-------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                         (16,143)          4,574            891        (1,898)
Net Assets:
   Beginning of period                                          96,199         91,625        139,008        140,906
-------------------------------------------------------------------------------------------------------------------
   End of period                                           $    80,056    $    96,199    $   139,899    $   139,008
-------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
   Capital (par value and paid-in surplus)*                $    86,958    $   103,917    $   144,500    $   144,462
   Accumulated net investment income/(loss)*                        --             --             --             --
   Accumulated net realized gain/(loss)
      from investments*                                        (5,923)        (1,961)        (3,702)        (3,811)
   Unrealized appreciation/(depreciation) of
      investments and foreign currency translations              (979)        (5,757)          (899)        (1,643)
-------------------------------------------------------------------------------------------------------------------
                                                           $    80,056    $    96,199    $   139,899    $   139,008
-------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
   Shares sold                                                   7,307         12,550         65,043         86,489
   Reinvested distributions                                        473            570          2,397          2,392
-------------------------------------------------------------------------------------------------------------------
Total                                                            7,780         13,120         67,440         88,881
-------------------------------------------------------------------------------------------------------------------
   Shares repurchased                                         (10,354)       (11,262)       (67,480)       (88,343)
Net Increase/(Decrease) in Fund Shares                         (2,574)          1,858           (40)            538
Shares Outstanding, Beginning of Period                         14,453         12,595         49,035         48,497
-------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                               11,879         14,453         48,995         49,035
-------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities
   (excluding short-term securities):
      Purchases of securities                              $    70,264    $    50,205    $   138,040    $    74,926
      Proceeds from sales of securities                         91,196         38,168        158,493         40,836
      Purchases of long-term U.S. government obligations        13,359         21,460         27,763         57,745
      Proceeds from sales of long-term U.S.
         government obligations                                 13,313         21,100         12,234         92,054


*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

28  Janus Income Funds / October 31, 2000

                                             Financial | Highlights - Bond Funds

For a share outstanding throughout                                                 Janus Flexible Income Fund
each fiscal year ended October 31                         2000               1999             1998           1997           1996

-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $       9.35       $       9.91     $      10.00     $     9.65     $     9.55
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                                      .65                .63              .67            .69            .73
   Net gains or (losses) on securities
      (both realized and unrealized)                        (.35)              (.45)              .12            .37            .10
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              .30                .18              .79           1.06            .83
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                   (.66)(2)           (.63)            (.67)          (.69)          (.73)
   Distributions (from capital gains)                          --                 --            (.21)          (.02)             --
   Distributions (in excess of capital gains)                  --              (.11)               --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         (.66)              (.74)            (.88)          (.71)          (.73)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $       8.99       $       9.35     $       9.91     $    10.00     $     9.65
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                3.31%              1.75%            8.14%         11.48%          9.01%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)             $  1,080,423       $  1,279,398     $  1,103,591     $  727,101     $  603,655
Average Net Assets for the Period (in thousands)     $  1,137,973       $  1,266,098     $    892,853     $  656,422     $  603,694
Ratio of Gross Expenses to Average Net Assets(1)            0.81%              0.82%            0.84%          0.87%          0.88%
Ratio of Net Expenses to Average Net Assets(1)              0.79%              0.81%            0.82%          0.86%          0.87%
Ratio of Net Investment Income to Average Net Assets        7.31%              6.54%            6.68%          7.10%          7.60%
Portfolio Turnover Rate                                      173%               119%             148%           207%           214%

For a share outstanding throughout                                                Janus High-Yield Fund
each fiscal year or period ended October 31               2000            1999            1998            1997          1996(3)

-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $    10.03      $    10.25      $    11.83      $    11.12      $    10.00
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                                     .86             .89             .90             .97             .80
   Net gains or (losses) on securities
      (both realized and unrealized)                       (.19)           (.22)          (1.02)             .82            1.12
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             .67             .67           (.12)            1.79            1.92
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                  (.86)(2)        (.89)           (.90)           (.97)           (.80)
   Distributions (from capital gains)                         --              --           (.56)           (.11)              --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.86)           (.89)          (1.46)          (1.08)           (.80)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $     9.84      $    10.03      $    10.25      $    11.83      $    11.12
-----------------------------------------------------------------------------------------------------------------------------------
Total Return*                                              6.72%           6.34%         (1.45%)          16.94%          19.71%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $  299,924      $  264,476      $  268,217      $  301,422      $  210,933
Average Net Assets for the Period (in thousands)      $  285,821      $  296,586      $  380,942      $  266,213      $   88,126
Ratio of Gross Expenses to Average Net Assets**(1)         1.03%(4)        1.02%(4)        0.99%(4)        1.03%(4)        1.01%(4)
Ratio of Net Expenses to Average Net Assets**(1)           1.00%           1.00%           0.96%           1.00%           1.00%
Ratio of Net Investment Income to Average Net Assets**     8.43%           8.48%           7.85%           8.45%           9.00%
Portfolio Turnover Rate**                                   295%            310%            336%            404%            324%

(1)  See "Explanation of the Charts and Tables."
(2) Dividends (from net investment income) includes return of capital, less than $0.01 per share.
(3)  Fiscal period December 29, 1995 (inception) to October 31, 1996.
(4)  The ratio was 1.05% in 2000,  1.05% in 1999, N/A in 1998, 1.04% in 1997 and
     1.18% in 1996 before waiver of certain fees incurred by the Fund.
 *Total return not annualized for periods of less than one year.
**Annualized for periods less than one year.

See Notes to Financial Statements.

                                       Janus Income Funds / October 31, 2000  29

For a share outstanding throughout                                            Janus Federal Tax-Exempt Fund
each fiscal year ended October 31                         2000            1999             1998            1997            1996

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    6.66       $    7.27        $    7.09       $    6.92       $    6.88
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                                     .34             .34              .34             .35             .36
   Net gains or (losses) on securities
      (both realized and unrealized)                         .08           (.61)              .18             .17             .04
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             .42           (.27)              .52             .52             .40
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                  (.34)           (.34)            (.34)           (.35)           (.36)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.34)           (.34)            (.34)           (.35)           (.36)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    6.74       $    6.66        $    7.27       $    7.09       $    6.92
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                               6.47%         (4.04%)            7.65%           7.72%           5.94%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $  80,056       $  96,199        $  91,625       $  62,055       $  44,858
Average Net Assets for the Period (in thousands)       $  77,794       $ 102,366        $  74,133       $  53,574       $  36,312
Ratio of Gross Expenses to Average Net Assets(1)           0.67%(2)        0.66%(2)         0.67%(2)        0.66%(2)        0.68%(2)
Ratio of Net Expenses to Average Net Assets(1)             0.65%           0.65%            0.65%           0.65%           0.65%
Ratio of Net Investment Income to Average Net Assets       5.09%           4.79%            4.76%           5.00%           5.18%
Portfolio Turnover Rate                                     115%             62%             227%            304%            225%


For a share outstanding throughout                                         Janus Short-Term Bond Fund
each fiscal year ended October 31                         2000          1999           1998          1997           1996

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    2.83       $    2.91        $    2.90       $    2.86       $    2.84
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                                     .16             .16              .17             .17             .16
   Net gains or (losses) on securities
      (both realized and unrealized)                         .03           (.08)              .01             .04             .02
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             .19             .08              .18             .21             .18
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                  (.16)           (.16)            (.17)           (.17)           (.16)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.16)           (.16)            (.17)           (.17)           (.16)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    2.86       $    2.83        $    2.91       $    2.90       $    2.86
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                               6.65%           2.82%            6.49%           7.70%           6.49%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $ 139,899       $ 139,008        $ 140,906       $  57,908       $  40,784
Average Net Assets for the Period (in thousands)       $ 128,788       $ 135,882        $  89,556       $  48,421       $  42,203
Ratio of Gross Expenses to Average Net Assets(1)           0.66%(3)        0.66%(3)         0.67%(3)        0.67%(3)        0.67%(3)
Ratio of Net Expenses to Average Net Assets(1)             0.65%           0.65%            0.65%           0.65%           0.65%
Ratio of Net Investment Income to Average Net Assets       5.74%           5.59%            5.91%           6.03%           5.57%
Portfolio Turnover Rate                                     134%            101%             101%            133%            486%

(1)  See "Explanation of Charts and Tables."
(2)  The ratio was 1.02% in 2000,  1.01% in 1999,  0.99% in 1998,  1.11% in 1997
     and 1.14% in 1996 before waiver of certain fees incurred by the Fund.
(3)  The ratio was 1.03% in 2000,  1.03% in 1999,  1.06% in 1998,  1.20% in 1997
     and 1.23% in 1996 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

30  Janus Income Funds / October 31, 2000

Statements of | Assets & Liabilities - Money Market Funds

                                                                                    Janus         Janus
                                                                      Janus       Government    Tax-Exempt
As of October 31, 2000                                             Money Market  Money Market  Money Market
(all numbers in thousands except net asset value per share)            Fund          Fund          Fund

-----------------------------------------------------------------------------------------------------------
Assets:
   Investments at amortized cost                                    $10,636,404   $ 1,206,358   $   226,596
   Cash                                                                      24           264           161
   Receivables:
      Investments sold                                                   62,178            --            --
      Fund shares sold                                                   11,827           386         1,414
      Interest                                                           88,825         1,073         1,617
-----------------------------------------------------------------------------------------------------------
Total Assets                                                         10,799,258     1,208,081       229,788
-----------------------------------------------------------------------------------------------------------
Liabilities:
   Payables
      Investments purchased                                             144,212         9,990         1,700
      Fund shares repurchased                                            21,174         2,535           385
      Dividends and distributions                                        27,106         3,619            39
      Advisory fees                                                         969            96            19
      Administrative fees                                                 1,984           176            78
      Service fees                                                           23            15            --
      Audit fees                                                             12             5             2
      Trustees' fees and expenses                                            54             2            --
-----------------------------------------------------------------------------------------------------------
Total Liabilities                                                       195,534        16,438         2,223
-----------------------------------------------------------------------------------------------------------
Net Assets                                                          $10,603,724   $ 1,191,643   $   227,565
Net Assets - Investor Shares                                        $ 3,165,642   $   330,396   $   171,383
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)     3,165,642       330,396       171,383
-----------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      1.00   $      1.00   $      1.00
-----------------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares                                   $ 7,308,448   $   782,370   $    56,172
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)     7,308,448       782,370        56,172
-----------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      1.00   $      1.00   $      1.00
-----------------------------------------------------------------------------------------------------------
Net Assets - Service Shares                                         $   129,634   $    78,877   $        10
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)       129,634        78,877            10
-----------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      1.00   $      1.00   $      1.00
-----------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                       Janus Income Funds / October 31, 2000  31

Statements of | Operations - Money Market Funds

                                                                     Janus        Janus
                                                        Janus      Government   Tax-Exempt
For the fiscal year ended October 31, 2000          Money Market  Money Market Money Market
(all numbers in thousands)                               Fund         Fund         Fund
-----------------------------------------------------------------------------------------
Investment Income:
   Interest                                            $627,821     $ 71,261     $ 10,051
-----------------------------------------------------------------------------------------
                                                        627,821       71,261       10,051
-----------------------------------------------------------------------------------------
Expenses:
   Advisory fee for investor shares                       2,982          341          169
   Advisory fee for institutional shares                  6,804          741           73
   Advisory fee for service shares                           60           64            1
   Administrative fee for investor shares                14,911        1,704          842
   Administrative fee for institutional shares            4,145          371           43
   Administrative fee for service shares                     39           32           --
   Service fee for service shares                           149          160            2
   Audit fees                                                15            9            8
   Trustees' fees and expenses                               73           11            6
-----------------------------------------------------------------------------------------
Total Expenses                                           29,178        3,433        1,144
Net Investment Income                                   598,643       67,828        8,907
-----------------------------------------------------------------------------------------
Net Realized Gain/(Loss) on Investments:
   Net realized gain from investment transactions         1,007           25           --
-----------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations   $599,650     $ 67,853     $  8,907
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

32  Janus Income Funds / October 31, 2000

Statements of | Changes in Net Assets - Money Market Funds

                                                                  Janus                        Janus Government
                                                               Money Market                      Money Market
For the fiscal year ended October 31                               Fund                              Fund
(all numbers in thousands)                                 2000             1999             2000             1999
----------------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income                              $     598,643    $     359,404    $      67,828    $      50,548
   Net realized gain from investment transactions             1,007              164               25               28
----------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations        599,650          359,568           67,853           50,576
----------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income:
      Investor Shares                                     (171,994)         (83,421)         (19,104)         (10,389)
      Institutional Shares                                (423,069)        (274,477)         (44,987)         (38,030)
      Service Shares                                        (3,580)          (1,506)          (3,737)          (2,129)
   Net realized gain from investment transactions:
      Investor Shares                                         (312)             (35)              (6)              (5)
      Institutional Shares                                    (689)            (128)             (18)             (21)
      Service Shares                                            (6)              (1)              (1)              (2)
----------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions             (599,650)        (359,568)         (67,853)         (50,576)
----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold:
      Investor Shares                                    12,896,114        8,897,000          701,509          567,007
      Institutional Shares                              123,257,128      132,210,692        7,813,075        5,587,450
      Service Shares                                        952,434          303,125          343,597           86,689
   Reinvested dividends and distributions:
      Investor Shares                                       163,243           78,472           18,282            9,920
      Institutional Shares                                  116,986           60,951            8,705            6,278
      Service Shares                                          3,490            1,495               17               28
   Shares repurchased:
      Investor Shares                                  (12,202,824)      (8,158,386)        (749,999)        (429,562)
      Institutional Shares                            (120,564,616)    (132,746,602)      (7,800,898)      (5,652,910)
      Service Shares                                      (855,038)        (318,392)        (316,080)         (38,144)
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions   3,766,917          328,355           18,208          136,756
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                     3,766,917          328,355           18,208          136,756
Net Assets:
   Beginning of Period                                    6,836,807        6,508,452        1,173,435        1,036,679
----------------------------------------------------------------------------------------------------------------------
   End of Period                                      $  10,603,724    $   6,836,807    $   1,191,643    $   1,173,435
----------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
   Capital (par value and paid-in surplus)            $  10,603,724    $   6,836,807    $   1,191,643    $   1,173,435
Transactions in Fund Shares - Investor Shares:
   Shares sold                                           12,896,114        8,897,000          701,509          567,007
   Reinvested dividends and distributions                   163,243           78,472           18,282            9,920
----------------------------------------------------------------------------------------------------------------------
Total                                                    13,059,357        8,975,472          719,791          576,927
----------------------------------------------------------------------------------------------------------------------
   Shares repurchased                                  (12,202,824)      (8,158,386)        (749,999)        (429,562)
Net Increase/(Decrease) in Fund Shares                      856,533          817,086         (30,208)          147,365
Shares Outstanding, Beginning of Period                   2,309,109        1,492,023          360,604          213,239
----------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                         3,165,642        2,309,109          330,396          360,604
----------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Institutional Shares:
   Shares sold                                          123,257,128      132,210,692        7,813,075        5,587,450
   Reinvested dividends and distributions                   116,986           60,951            8,705            6,278
----------------------------------------------------------------------------------------------------------------------
Total                                                   123,374,114      132,271,643        7,821,780        5,593,728
----------------------------------------------------------------------------------------------------------------------
   Shares repurchased                                 (120,564,616)    (132,746,602)      (7,800,898)      (5,652,910)
Net Increase/(Decrease) in Fund Shares                    2,809,498        (474,959)           20,882         (59,182)
Shares Outstanding, Beginning of Period                   4,498,950        4,973,909          761,488          820,670
----------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                         7,308,448        4,498,950          782,370          761,488
----------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Service Shares:
   Shares sold                                              952,434          303,125          343,597           86,689
   Reinvested dividends and distributions                     3,490            1,495               17               28
----------------------------------------------------------------------------------------------------------------------
Total                                                       955,924          304,620          343,614           86,717
----------------------------------------------------------------------------------------------------------------------
   Shares repurchased                                     (855,038)        (318,392)        (316,080)         (38,144)
Net Increase/(Decrease) in Fund Shares                      100,886         (13,772)           27,534           48,573
Shares Outstanding, Beginning of Period                      28,748           42,520           51,343            2,770
----------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                           129,634           28,748           78,877           51,343
----------------------------------------------------------------------------------------------------------------------

                                                              Janus Tax-Exempt
                                                                Money Market
For the fiscal year ended October 31                                Fund
(all numbers in thousands)                                  2000             1999
-------------------------------------------------------------------------------------
Operations:
   Net investment income                               $       8,907    $       6,562
   Net realized gain from investment transactions                 --                2
-------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations           8,907            6,564
-------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income:
      Investor Shares                                        (5,948)          (3,446)
      Institutional Shares                                   (2,932)          (2,989)
      Service Shares                                            (27)            (127)
   Net realized gain from investment transactions:
      Investor Shares                                             --              (2)
      Institutional Shares                                        --               --
      Service Shares                                              --               --
-------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                (8,907)          (6,564)
-------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold:
      Investor Shares                                        461,498          309,165
      Institutional Shares                                   316,487          547,727
      Service Shares                                             734            1,260
   Reinvested dividends and distributions:
      Investor Shares                                          5,729            3,301
      Institutional Shares                                     2,788            2,803
      Service Shares                                              26              125
   Shares repurchased:
      Investor Shares                                      (442,500)        (270,821)
      Institutional Shares                                 (401,967)        (452,985)
      Service Shares                                         (1,792)         (18,039)
-------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions     (58,997)          122,536
-------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                       (58,997)          122,536
Net Assets:
   Beginning of Period                                       286,562          164,026
-------------------------------------------------------------------------------------
   End of Period                                       $     227,565    $     286,562
-------------------------------------------------------------------------------------
Net Assets Consist of:
   Capital (par value and paid-in surplus)             $     227,565    $     286,562
Transactions in Fund Shares - Investor Shares:
   Shares sold                                               461,498          309,165
   Reinvested dividends and distributions                      5,729            3,301
-------------------------------------------------------------------------------------
Total                                                        467,227          312,466
-------------------------------------------------------------------------------------
   Shares repurchased                                      (442,500)        (270,821)
Net Increase/(Decrease) in Fund Shares                        24,727           41,645
Shares Outstanding, Beginning of Period                      146,656          105,011
-------------------------------------------------------------------------------------
Shares Outstanding, End of Period                            171,383          146,656
-------------------------------------------------------------------------------------
Transactions in Fund Shares - Institutional Shares:
   Shares sold                                               316,487          547,727
   Reinvested dividends and distributions                      2,788            2,803
-------------------------------------------------------------------------------------
Total                                                        319,275          550,530
-------------------------------------------------------------------------------------
   Shares repurchased                                      (401,967)        (452,985)
Net Increase/(Decrease) in Fund Shares                      (82,692)           97,545
Shares Outstanding, Beginning of Period                      138,864           41,319
-------------------------------------------------------------------------------------
Shares Outstanding, End of Period                             56,172          138,864
-------------------------------------------------------------------------------------
Transactions in Fund Shares - Service Shares:
   Shares sold                                                   734            1,260
   Reinvested dividends and distributions                         26              125
-------------------------------------------------------------------------------------
Total                                                            760            1,385
-------------------------------------------------------------------------------------
   Shares repurchased                                        (1,792)         (18,039)
Net Increase/(Decrease) in Fund Shares                       (1,032)         (16,654)
Shares Outstanding, Beginning of Period                        1,042           17,696
-------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                 10            1,042
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                       Janus Income Funds / October 31, 2000  33

Financial | Highlights - Money Market Funds

For a share outstanding throughout
each fiscal year or period ended October 31                                        Janus Money Market Fund
Investor Shares                                               2000           1999           1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period                    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                                          .06            .05            .05            .05            .05
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  .06            .05            .05            .05            .05
------------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
   Dividends (from net investment income)                       (.06)          (.05)          (.05)          (.05)          (.05)
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                               (.06)          (.05)          (.05)          (.05)          (.05)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period                          $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    5.88%          4.69%          5.25%          5.23%          5.13%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)                $ 3,165,642    $ 2,309,109    $ 1,492,023    $ 1,032,647    $   773,887
Average Net Assets for the Period (in thousands)          $ 2,982,106    $ 1,808,653    $ 1,123,991    $   883,052    $   676,334
Ratio of Expenses to Average Net Assets(1)                      0.60%(2)       0.60%(2)       0.60%(2)       0.60%(2)       0.60%(2)
Ratio of Net Investment Income to Average Net Assets(1)         5.77%          4.61%          5.13%          5.09%          5.01%

For a share outstanding throughout
each fiscal year or period ended October 31                                  Janus Government Money Market Fund
Investor Shares                                               2000           1999           1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period                    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                                          .06            .04            .05            .05            .05
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  .06            .04            .05            .05            .05
------------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
   Dividends (from net investment income)                       (.06)          (.04)          (.05)          (.05)          (.05)
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                               (.06)          (.04)          (.05)          (.05)          (.05)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period                          $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    5.76%          4.56%          5.12%          5.11%          5.03%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)                $   330,396    $   360,604    $   213,239    $   132,133    $   117,408
Average Net Assets for the Period (in thousands)          $   340,813    $   230,784    $   150,525    $   112,693    $   112,059
Ratio of Expenses to Average Net Assets(1)                      0.60%(2)       0.60%(2)       0.60%(2)       0.60%(2)       0.60%(2)
Ratio of Net Investment Income to Average Net Assets(1)         5.61%          4.50%          5.01%          5.42%          4.91%

(1)  See "Explanation of Charts and Tables."
(2)  The ratio was 0.70% before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

34  Janus Income Funds / October 31, 2000

For a share outstanding throughout
each fiscal year or period ended October 31                                  Janus Tax-Exempt Money Market Fund
Investor Shares                                               2000           1999           1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period                    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                                          .04            .03            .03            .03            .03
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  .04            .03            .03            .03            .03
------------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
   Dividends (from net investment income)                       (.04)          (.03)          (.03)          (.03)          (.03)
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                               (.04)          (.03)          (.03)          (.03)          (.03)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period                          $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    3.58%          2.83%          3.23%          3.20%          3.27%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)                $   171,383    $   146,656    $   105,011    $    81,268    $    74,638
Average Net Assets for the Period (in thousands)          $   168,435    $   122,946    $    91,058    $    75,929    $    68,695
Ratio of Expenses to Average Net Assets(1)                      0.60%(2)       0.60%(2)       0.60%(2)       0.60%(2)       0.60%(2)
Ratio of Net Investment Income to Average Net Assets(1)         3.53%          2.80%          3.16%          3.14%          3.22%

For a share outstanding throughout
each fiscal year or period ended October 31                                       Janus Money Market Fund
Institutional Shares                                          2000           1999           1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period                    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
Income from Investment Operations:
   Net investment income                                          .06            .05            .06            .06            .05
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  .06            .05            .06            .06            .05
------------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
   Dividends (from net investment income)                       (.06)          (.05)          (.06)          (.06)          (.05)
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                               (.06)          (.05)          (.06)          (.06)          (.05)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period                          $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    6.35%          5.16%          5.72%          5.71%          5.61%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)                $ 7,308,448    $ 4,498,950    $ 4,973,909    $ 2,770,961    $ 1,705,610
Average Net Assets for the Period (in thousands)          $ 6,804,495    $ 5,445,434    $ 3,620,872    $ 2,545,294    $   874,431
Ratio of Expenses to Average Net Assets(1)                      0.16%(3)       0.15%(3)       0.15%(3)       0.15%(3)       0.15%(3)
Ratio of Net Investment Income to Average Net Assets(1)         6.22%          5.04%          5.58%          5.54%          5.41%

(1)  See "Explanation of Charts and Tables."
(2)  The ratio was 0.70% before waiver of certain fees incurred by the Fund.
(3)  The ratio was 0.35% before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

                                       Janus Income Funds / October 31, 2000  35

For a share outstanding throughout
each fiscal year or period ended October 31                                  Janus Government Money Market Fund
Institutional Shares                                          2000           1999           1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period                    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                                          .06            .05            .05            .05            .05
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  .06            .05            .05            .05            .05
------------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
   Dividends (from net investment income)                       (.06)          (.05)          (.05)          (.05)          (.05)
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                               (.06)          (.05)          (.05)          (.05)          (.05)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period                          $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    6.24%          5.03%          5.59%          5.58%          5.50%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)                $   782,370    $   761,488    $   820,670    $    35,776    $    59,490
Average Net Assets for the Period (in thousands)          $   741,708    $   770,224    $   321,174    $    56,801    $    53,398
Ratio of Expenses to Average Net Assets(1)                      0.15%(2)       0.15%(2)       0.15%(2)       0.15%(2)       0.15%(2)
Ratio of Net Investment Income to Average Net Assets(1)         6.07%          4.94%          5.42%          6.04%          5.34%

For a share outstanding throughout
each fiscal year or period ended October 31                                  Janus Tax-Exempt Money Market Fund
Institutional Shares                                          2000           1999           1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period                    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                                          .04            .03            .04            .04            .04
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  .04            .03            .04            .04            .04
------------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
   Dividends (from net investment income)                       (.04)          (.03)          (.04)          (.04)          (.04)
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                               (.04)          (.03)          (.04)          (.04)          (.04)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period                          $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    4.03%          3.29%          3.67%          3.67%          3.74%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)                $    56,172    $   138,864    $    41,319    $     3,560    $     1,947
Average Net Assets for the Period (in thousands)          $    73,351    $    91,837    $    18,859    $     3,466    $     1,754
Ratio of Expenses to Average Net Assets(1)                      0.16%(2)       0.15%(2)       0.15%(2)       0.15%(2)       0.15%(2)
Ratio of Net Investment Income to Average Net Assets(1)         4.00%          3.25%          3.60%          3.94%          3.82%

(1)  See "Explanation of Charts and Tables."
(2)  The ratio was 0.35% before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

36  Janus Income Funds / October 31, 2000

For a share outstanding throughout
each fiscal year or period ended October 31                                Janus Money Market Fund
Service Shares                                                2000           1999           1998         1997(1)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period                    $      1.00    $      1.00    $      1.00    $      1.00
---------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                                          .06            .05            .05            .05
---------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  .06            .05            .05            .05
---------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
   Dividends (from net investment income)                       (.06)          (.05)          (.05)          (.05)
---------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                               (.06)          (.05)          (.05)          (.05)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period                          $      1.00    $      1.00    $      1.00    $      1.00
---------------------------------------------------------------------------------------------------------------------
Total Return*                                                   6.08%          4.89%          5.45%          5.14%
---------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)                $   129,634    $    28,748    $    42,520    $    10,341
Average Net Assets for the Period (in thousands)          $    59,503    $    31,250    $    29,322    $       913
Ratio of Expenses to Average Net Assets**(2)                    0.42%(3)       0.40%(3)       0.40%(3)       0.40%(3)
Ratio of Net Investment Income to Average Net Assets**(2)       6.02%          4.82%          5.30%          5.02%

For a share outstanding throughout
each fiscal year or period ended October 31                          Janus Government Money Market Fund
Service Shares                                                2000           1999           1998         1997(1)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period                    $      1.00    $      1.00    $      1.00    $      1.00
---------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                                          .06            .05            .05            .05
---------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  .06            .05            .05            .05
---------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
   Dividends (from net investment income)                       (.06)          (.05)          (.05)          (.05)
---------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                               (.06)          (.05)          (.05)          (.05)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period                          $      1.00    $      1.00    $      1.00    $      1.00
---------------------------------------------------------------------------------------------------------------------
Total Return*                                                   5.97%          4.77%          5.33%          5.01%
---------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)                $    78,877    $    51,343    $     2,770    $       628
Average Net Assets for the Period (in thousands)          $    63,802    $    45,587    $       639    $     1,141
Ratio of Expenses to Average Net Assets**(2)                    0.40%(3)       0.40%(3)       0.40%(3)       0.40%(3)
Ratio of Net Investment Income to Average Net Assets**(2)       5.86%          4.67%          5.15%          5.23%

 *Total return is not annualized for periods of less than one year. **Annualized for periods less than one year.
(1)  Fiscal period November 22, 1996, (inception) to October 31, 1997.
(2)  See "Explanation of Charts and Tables."
(3)  The ratio was 0.60% before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

                                       Janus Income Funds / October 31, 2000  37

For a share outstanding throughout
each fiscal year or period ended October 31                          Janus Tax-Exempt Money Market Fund
Service Shares                                                2000           1999           1998         1997(1)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period                    $      1.00    $      1.00    $      1.00    $      1.00
---------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                                          .04            .03            .03            .03
---------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  .04            .03            .03            .03
---------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
   Dividends (from net investment income)                       (.04)          (.03)          (.03)          (.03)
---------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                               (.04)          (.03)          (.03)          (.03)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period                          $      1.00    $      1.00    $      1.00    $      1.00
---------------------------------------------------------------------------------------------------------------------
Total Return*                                                   3.81%          3.06%          3.44%          3.22%
---------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)                $        10    $     1,042    $    17,696    $        10
Average Net Assets for the Period (in thousands)          $       737    $     4,090    $     3,215    $        10
Ratio of Expenses to Average Net Assets**(2)                    0.41%(3)       0.40%(3)       0.40%(3)       0.40%(3)
Ratio of Net Investment Income to Average Net Assets**(2)       3.67%          3.10%          3.32%          3.17%

 *Total return is not annualized for periods of less than one year. **Annualized for periods less than one year.
(1)  Fiscal period November 22, 1996, (inception) to October 31, 1997.
(2)  See "Explanation of Charts and Tables."
(3)  The ratio was 0.60% before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

38  Janus Income Funds / October 31, 2000

                                             Notes to | Schedules of Investments

GBP  British Pounds

*    Non-income-producing security

+ Securities exempt from the registration requirements of the Securities Act of 1933 and may be deemed to be restricted for resale.

(OMEGA) Step-up bonds are obligations which increase the interest payment rate at a specified point in time. Rate shown reflects current rate which may step up at a future date.

ss.  Illiquid Securities are valued at amortized cost.

SCHEDULE OF ILLIQUID SECURITIES

                                                                                        Value as
                                            Acquisition   Acquisition     Amortized       % of
                                                Date          Cost           Cost      Net Assets
-------------------------------------------------------------------------------------------------
Janus Money Market Fund
Eaton Corp., 6.60%, 2/9/01                     8/28/00    $48,487,500   $ 49,083,333      0.46%
Eaton Corp., 6.54%, 2/28/01                    9/21/00     38,837,333     39,135,267      0.37%
GMAC Mortgage Corp., 6.66%, 12/1/00           10/30/00     69,611,337     69,611,337      0.66%
NSTAR, Inc., 6.57%, 11/14/00                  10/11/00     43,478,531     43,646,203      0.41%
Orix America, Inc., 6.57%, 11/13/00           10/26/00     39,897,800     39,912,400      0.38%
Textron Financial Corp., 6.75%, 2/26/01        2/23/00     50,000,000     50,000,000      0.47%
Textron Financial Corp., 6.75%, 2/26/01       10/24/00     25,268,438     25,001,170      0.24%
Zurich Capital Markets, Inc., 6.72%. 7/26/10   8/22/00     50,000,000     50,000,000      0.47%
-------------------------------------------------------------------------------------------------
                                                                        $366,389,710      3.46%
-------------------------------------------------------------------------------------------------

Variable Rate Notes. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change. Rates in the security description are as of October 31, 2000.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a Fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                       Janus Income Funds / October 31, 2000  39

Notes to | Financial Statements

The following section describes the organization and significant accounting policies of the Funds and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Funds operate and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. Four series of shares (the "Bond Funds") included in this report invest primarily in income-producing securities, and three series of shares (the "Money Market Funds") invest exclusively in high-quality money market instruments.

Each of the Money Market Funds offers three classes of shares. "Investor Shares" are available to the general public, and "Institutional Shares" are available only to investors that meet certain minimum account sizes. "Service Shares" are available through banks and other financial institutions.

The following policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term investments maturing within 60 days for the Bond Funds and all money market securities in the Money Market Funds are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Funds' Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD TRANSACTIONS AND FUTURES CONTRACTS
The Bond Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss on foreign currency transactions.

Forward currency contracts held by the Funds are fully collateralized by other securities. Such collateral is in the possession of the Funds' custodians. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

The Bond Funds may enter into "futures contracts" and "options" on securities, financial indexes, foreign currencies, forward contracts and interest rate swaps and swap-related products. The Bond Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the

40  Janus Income Funds / October 31, 2000

Funds will be November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS 133, as amended, may affect the accounting treatment of the Funds' derivative instruments and related assets. The Funds have not at this time quantified the impact, if any on the Financial Statements, resulting from the adoption of this new standard.

ADDITIONAL INVESTMENT RISK
Janus High-Yield Fund and Janus Flexible Income Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy or in their respective industry.

DIVIDEND DISTRIBUTIONS AND EXPENSES
Dividends are declared daily and distributed monthly. Each Bond Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

FEDERAL INCOME TAXES
The Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies. Of the ordinary income distributions declared for the year ended October 31, 2000, 99% and 100%, respectively, were exempt from federal income taxes for Janus Federal Tax-Exempt Fund and Janus Tax-Exempt Money Market Fund.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.   INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreements with the Bond Funds describe the fee that the Funds must pay. Each of the Bond Funds is subject to the following schedule:

                             Average
                             Daily Net             Annual Rate    Expense Limit
Fee Schedule                 Assets of Fund       Percentage (%)  Percentage (%)
--------------------------------------------------------------------------------
Janus Flexible Income Fund   First $300 Million        .65            1.00*
                             Over $300 Million         .55
--------------------------------------------------------------------------------
Janus High-Yield Fund        First $300 Million        .75            1.00*
                             Over $300 Million         .65
--------------------------------------------------------------------------------
Janus Federal                First $300 Million        .60             .65*
   Tax-Exempt Fund           Over $300 Million         .55
--------------------------------------------------------------------------------
Janus Short-Term             First $300 Million        .65             .65*
   Bond Fund                 Over $300 Million         .55
--------------------------------------------------------------------------------
* Janus Capital will waive certain fees and expenses to the extent that net expenses exceed the stated limits.

Each of the Money Market Funds pays Janus Capital .20% of average daily net assets as an investment advisory fee. Janus Capital has agreed to reduce its advisory fee for each of the Janus Money Market Funds to .10%. In addition, each class of shares of each Money Market Fund pays Janus Capital an administrative fee. This fee is .50%, .15%, and .40% of average daily net assets for the Investor Shares, Institutional Shares, and Service Shares, respectively. Until June 30, 2000, Janus Capital agreed to reduce the administrative fee to .05% and
 .30% on the Institutional Shares and Service Shares, respectively. Effective July 1, 2000, the amount of this waiver was decreased with respect to Janus Money Market Fund and Janus Tax-Exempt Money Market Fund, and Janus Capital has agreed to reduce the administrative fee to .08% and .33% on the Institutional Shares and Service Shares, respectively, for both the Janus Money Market Fund and the Janus Tax-Exempt Money Market Fund. All other expenses of the Money Market Funds except Trustees fees and expenses, audit fees and interest expenses are paid by Janus Capital.

Shares sold of the Janus High-Yield Fund may be subject to the Fund's 1.00% redemption fee if held for 90 days or less from their date of purchase. The fee is paid to the Fund and is designed to offset the brokerage commissions, market impact and other costs associated with changes in the Fund's asset level and cash flow due to short term trading.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per fund plus $4.00 per shareholder account from each Bond Fund for transfer agent services plus reimbursement of certain out-of-pocket expenses.

Officers and certain trustees of the Funds are also officers and/or directors of Janus Capital; however, they receive no compensation from the Funds.

The Bond Funds' expenses may be reduced by voluntary brokerage credits from an unaffiliated broker. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated broker reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Funds through Janus Capital and Janus Service. Fees paid to DST for the period ended October 31, 2000, are noted below.

DST Fees

Janus Flexible Income Fund          $162,963
Janus High-Yield Fund                 71,675
Janus Federal Tax-Exempt Fund         30,761
Janus Short-Term Bond Fund            49,175

                                       Janus Income Funds / October 31, 2000  41

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Permanent items identified in the period ended October 31, 2000, have been reclassified among the components of net assets as follows:

                                  Undistributed    Undistributed
                                  Net Investment    Net Realized        Paid-In
                                      Income      Gains and Losses      Capital
--------------------------------------------------------------------------------
Janus Flexible Income Fund         $(2,380,983)      $3,049,452       $(668,469)
Janus High-Yield Fund                  (91,134)         313,303        (222,169)
Janus Federal Tax-Exempt Fund                --              --               --
Janus Short-Term Bond Fund                   --              --               --
--------------------------------------------------------------------------------

The Funds have elected to treat gains and losses on forward currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Net capital loss carryovers noted below as of October 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between October 31, 2002, and October 31, 2008. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2000, are listed below. The federal tax cost for the Money Market Funds is the same as listed in the Statement of Assets and Liabilities.

                                                                                                            Net
                                Net Capital Loss   Federal Tax       Unrealized        Unrealized      Appreciation/
                                   Carryovers          Cost         Appreciation     (Depreciation)    (Depreciation)
---------------------------------------------------------------------------------------------------------------------
Janus Flexible Income Fund      $  (79,821,954)   $1,077,178,973   $    7,258,615   $  (20,904,914)   $  (13,646,299)
Janus High-Yield Fund              (23,776,603)      320,620,158        1,367,727      (12,643,054)      (11,275,327)
Janus Federal Tax-Exempt Fund       (5,922,330)       78,986,276        1,015,360       (1,995,718)         (980,358)
Janus Short-Term Bond Fund          (3,702,516)      143,913,794          178,893       (1,077,878)         (898,985)
---------------------------------------------------------------------------------------------------------------------

42  Janus Income Funds / October 31, 2000

                                              Explanation of | Charts and Tables

1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in each Fund (from inception) with one or more widely used market indexes through October 31, 2000.

When comparing the performance of a Fund with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULES OF INVESTMENTS

Following  the  performance   overview   section  is  each  Fund's  Schedule  of
Investments. This schedule reports the industry concentrations and types of securities held in each Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as forward currency contracts.

The last line of this statement reports the Funds' net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

                                       Janus Income Funds / October 31, 2000  43

4.   STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement,  entitled  "Investment Income," reports the
dividends   earned  from  stocks  and  interest  earned  from   interest-bearing
securities in the portfolio.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Funds' portfolios. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds' portfolios during the period. "Net Realized and Unrealized Gain/ (Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

44  Janus Income Funds / October 31, 2000

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Funds' NAV per share at the beginning of the reporting period. The next line reports the Funds' net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Funds' expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income summarizes the income earned divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Funds' portfolios. Portfolio turnover is affected by market conditions, changes in the size of a fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                       Janus Income Funds / October 31, 2000  45

Report of | Independent Accountants

To the Trustees and Shareholders of
Janus Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Flexible Income Fund, Janus High-Yield Fund, Janus Federal Tax-Exempt Fund, Janus Short-Term Bond Fund, Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund (seven of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Funds") at October 31, 2000, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
December 5, 2000

46  Janus Income Funds / October 31, 2000
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48  Janus Income Funds / October 31, 2000
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                                       Janus Income Funds / October 31, 2000  49

                                  [LOGO] JANUS

                                P.O. Box 173375
                          Denver, Colorado 80217-3375
                                 www.janus.com

           Funds distributed by Janus Distributors, Inc. Member NASD. This material must be preceded or accompanied by a prospectus.

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